UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
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Soliciting Material Pursuant to §240.14a-12

SOLID POWER, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Solid Power, Inc.

Proxy Statement

Notice of Annual Stockholders' Meeting

2023

Solid
Power

LETTER TO STOCKHOLDERS

April 10, 2023
DEAR STOCKHOLDER:
It is a pleasure for me to extend to you an invitation to attend the 2023 Annual Meeting of Stockholders of Solid Power, Inc. (the “Annual Meeting”). The Annual Meeting will be held virtually on May 24, 2023, at 10:00 a.m., Mountain Time. You may attend the Annual Meeting, submit questions and vote your shares electronically during the Annual Meeting via live webcast by visiting https://www.cstproxy.com/solidpower/2023.
The Notice of 2023 Annual Meeting of Stockholders and this proxy statement (the “Proxy Statement”) describe the proposals to be considered and voted upon at the Annual Meeting.
We hope that all stockholders will virtually attend the Annual Meeting. Whether or not you plan to attend the virtual Annual Meeting, it is important that you be represented. To ensure that your vote will be received and counted, please vote online or by mail by following the instructions included on your Notice of Internet Availability of Proxy Materials, your proxy card or voting instruction form, or that otherwise accompanies your proxy materials.
On behalf of our Board of Directors and senior management, I would like to express our appreciation for your support and interest in Solid Power, Inc. I look forward to seeing you at the Annual Meeting.
David B. Jansen Interim Chief Executive Officer, President, Chairperson of the Board and Class III Director

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF SOLID POWER, INC.:
The 2023 Annual Meeting of Stockholders of Solid Power, Inc. (“Solid Power,” “we,” “us,” “our,” or the “Company”) will be held on May 24, 2023, at 10:00 a.m., Mountain Time. We have adopted a virtual format for the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to provide a safe, consistent and convenient experience to all stockholders regardless of location. You may attend the Annual Meeting, submit questions and vote your shares electronically during the Annual Meeting via live webcast by visiting https://www.cstproxy.com/solidpower/2023.
The Annual Meeting is being held for the following purposes:
1.
To elect as Class II directors the three nominees named in the proxy statement and recommended by our Board of Directors.

2.
To ratify the appointment of Ernst & Young, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

3.
To indicate, by a non-binding advisory vote, the frequency of future “Say-on-Pay” proposals on executive compensation.

4.
To consider and act upon any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You may vote on these matters online at the Annual Meeting or by proxy. Whether or not you plan to virtually attend the Annual Meeting, we ask that you vote by one of the following methods to ensure that your shares will be represented at the meeting in accordance with your wishes:
•      Vote online by following the instructions included on your Notice of Internet Availability of Proxy Materials, your proxy card or voting instruction form, or that otherwise accompanies your proxy materials; or
•      Vote by mail, by completing and returning your proxy card or voting instruction form in the addressed stamped envelope provided, if you received a paper copy of the proxy materials.
Only stockholders of record at the close of business on March 27, 2023 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the meeting.
The proxy materials were either made available to you online or mailed to you beginning on or about April 10, 2023.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
to be Held Virtually on May 24, 2023 at 10:00 a.m., Mountain Time.
The proxy statement and annual report to stockholders are available at https://www.cstproxy.com/solidpower/2023.

By Order of the Board of Directors
James Liebscher
Chief Legal Officer and Secretary
April 10, 2023

PROXY STATEMENT SUMMARY

Meeting Details
Date and Time	Location	Who Can Vote
Wednesday, May 24, 2023 at 10:00 a.m. Mountain Time	https://www.cstproxy.com/ solidpower/2023	Our Board of Directors has fixed the close of
business on March 27, 2023 as the record date
(the “Record Date”). You are entitled to vote at
the Annual Meeting and at any adjournment
thereof if you were a holder of the Company’s
common stock as of the close of business on
March 27, 2023.
Voting Matters and Recommendations
PROPOSALS THAT REQUIRE YOUR VOTE		BOARD RECOMMENDATION	LEARN MORE
1	The election of the three nominees named in this proxy statement as Class II directors of the Company	FOR each nominee	Page 8
2	The ratification of the appointment of Ernst & Young, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023	FOR	Page 41
3	The approval, on a non-binding advisory vote, of the frequency of future “Say-on-Pay” proposals on executive compensation	EVERY ONE YEAR	Page 44
Stockholders will also transact such other business as may properly be brought before the meeting or any adjournment thereof by or at the direction of our Board.
Your vote is important. Please vote by Internet or mail as soon as possible to ensure your vote is recorded properly. Stockholders of record may vote without attending the Annual Meeting by one of the following methods:
Internet Go to https://www.cstproxy.com/solidpower/2023 and follow the instructions on the website.	Mail Complete, sign and date the enclosed proxy card or voting instruction form and return it in the prepaid envelope provided, if you received a paper copy of the proxy materials.

Notice of 2023 Annual Meeting and Proxy Statement	1

CORPORATE GOVERNANCE MATTERS

Classified Board of Directors
Our Second Amended and Restated Certificate of Incorporation provides that our Board is divided into three classes serving staggered three-year terms. Class I directors will serve until our annual meeting of stockholders in 2025. Class II directors will serve until the Annual Meeting. Class III directors will serve until our annual meeting of stockholders in 2024. Upon expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires. As a result of this classification of directors, it generally takes at least two annual meetings of stockholders for stockholders to effect a change in a majority of the members of our Board.
The following table sets forth our current directors along with their respective classes, term expiration, independence status, and committee membership:
Class I Term expires in 2025	Class II Term expires in 2023	Class III Term expires in 2024

Notice of 2023 Annual Meeting and Proxy Statement	2

Committees of our Board of Directors
Our Board has three standing committees: an audit committee, a governance and corporate responsibility committee (“governance committee”), and a human resources and compensation committee (“HRC committee”).
John Stephens, Chairperson*^ Erik Anderson* Lesa Roe* Audit Committee Report: page 42 Meetings in 2022: 5
Audit Committee
Key Responsibilities:
•
overseeing the appointment, compensation, and work of the independent auditors

•
reviewing our financial statements with management and independent auditors

•
overseeing our risk management, major litigation and financial risk exposures

•
reviewing our financial reporting processes and internal controls

•
overseeing sustainability and climate matters impacting our financial reporting

Our audit committee operates under a written charter, a copy of which is available on our website at https://ir.solidpowerbattery.com/.

* Each member satisfies the independence requirements of the rules of the SEC and Nasdaq. ^ John Stephens is an audit committee financial expert.
Aleksandra Miziolek, Chairperson* Steven Goldberg* Lesa Roe* MaryAnn Wright* Meetings in 2022: 4
Governance and Corporate Responsibility Committee
Key Responsibilities:
•
identifying, evaluating and recommending individuals to become directors

•
developing and recommending a set of corporate governance guidelines

•
overseeing the annual performance evaluation of our Board and its committees

•
overseeing certain environmental, social and governance (“ESG”) matters

•
reviewing director independence and qualifications for committee service

•
assessing annually the composition of our Board and its committees

Our governance committee operates under a written charter, a copy of which is available on our website at https://ir.solidpowerbattery.com/.

* Each member satisfies the independence requirements of the rules of the SEC and Nasdaq.
Steven Goldberg, Chairperson* Aleksandra Miziolek* John Stephens* MaryAnn Wright*^ HRC Committee Report: page 23 Meetings in 2022: 5
Human Resources and Compensation Committee
Key Responsibilities:
•
approving compensation of our executive officers and directors

•
approving grants and/or awards of equity-based compensation

•
overseeing our strategies and policies related to human resource management

•
leading succession planning for our executive officers

•
considering risks arising from our compensation plans, policies and programs

Our HRC committee operates under a written charter, a copy of which is available on our website at https://ir.solidpowerbattery.com/.

*
Each member is a non-employee director and satisfies the independence requirements of the rules of the SEC and Nasdaq.

^
Ms. Wright joined our Board and was appointed to the HRC committee in July 2022. Ms. Wright did not participate in any discussions or deliberations relating to the 2022 compensation of our executive officers or the development of our non-employee director compensation program.

Notice of 2023 Annual Meeting and Proxy Statement	3

Board Leadership Structure
We currently combine the positions of Interim Chief Executive Officer and President with Chairperson of our Board. We believe our Interim Chief Executive Officer and President, as an executive, is in the best position to fulfill the Chairperson’s responsibilities, including those related to identifying emerging issues and communicating essential information to our Board about our performance and strategies. We believe his in-depth knowledge of our company and his extensive executive and management experience makes him well positioned to lead our Board in developing and monitoring our strategic direction.
In addition, John Stephens serves as our lead independent director. As lead independent director, Mr. Stephens is responsible for, among other things, calling separate meetings of the independent directors, determining the agenda and serving as chairperson of meetings of independent directors, reporting to our Chief Executive Officer and the Chairperson regarding feedback from executive sessions, serving as spokesperson for our company as requested, helping to set the agenda for Board meetings and performing other responsibilities as requested by the Board from time to time.
Meetings of our Board of Directors; Attendance
Our Board held six meetings in 2022. Each of our directors other than Messrs. Anderson and Feurer attended at least 75% of the aggregate number of meetings of our Board and of the committees on which he or she served during the period in which he or she was a director.
Director Independence
Our Board, at the recommendation of the governance committee, has affirmatively determined that each of the directors on our Board other than Messrs. Feurer and Jansen qualify as independent directors, as defined under the rules of the Nasdaq Global Select Market (“Nasdaq”), and our Board consists of a majority of “independent directors,” as defined under U.S. Securities and Exchange Commission (“SEC”) rules and Nasdaq rules relating to director independence requirements. We are subject to SEC and Nasdaq rules relating to the membership, qualifications, and operations of the audit committee and heightened independence requirements relating to compensation committee membership, as discussed below. John Stephens is our lead independent director.
Douglas Campbell, who served as our Chief Executive Officer and as a Class I director throughout fiscal year 2022 until his resignation from those roles on November 29, 2022, was not considered independent due to his service as an executive officer of the Company. In addition, Robert Tichio, whose term as a Class I director ended at our 2022 annual meeting of stockholders following his decision not to stand for re-election as a director, qualified as an independent director in accordance with applicable Nasdaq and SEC rules while serving on our Board.
Director Nominations
In identifying and evaluating nominees for director, the governance committee considers character, professional ethics and integrity, judgment, business acumen, proven achievement and competence in one’s field, the ability to exercise sound business judgment, tenure on our Board and skills that are complementary to our Board, an understanding of our business, an understanding of the responsibilities that are required of a member of our Board, other time commitments, diversity with respect to professional background, education, race, ethnicity, gender, age and geography, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our Board and the ability to represent the best interests of our stockholders.
Because our Board believes it is important to create a Board with a diversity of experience, expertise, gender, race, and ethnicity, the governance committee will strive to include candidates who reflect diverse backgrounds in each search.
Our governance committee recommends candidates for nomination for election at the annual meeting of our stockholders. The governance committee will also consider director candidates recommended for nomination by our stockholders, so long as such recommendations and nominations comply with the procedures set forth in our Amended and Restated Bylaws (the “Bylaws”), all applicable company policies and all applicable laws, rules and regulations, including those established by the SEC. Our governance committee will assess such candidates in the same manner as candidates recommended to the committee from other sources and using the same criteria described above.

Notice of 2023 Annual Meeting and Proxy Statement	4

Succession Planning
A primary responsibility of our Board is planning for Chief Executive Officer succession, including the development of plans for emergency succession for the Chief Executive Officer in the event the need for a successor arises unexpectedly. Our Board has delegated responsibility to the HRC committee to plan for the development, selection, retention, and succession of each of the executive officers.
Following the resignation of Douglas Campbell as our Chief Executive Officer on November 29, 2022, our Board appointed David Jansen as our Interim Chief Executive Officer in addition to his role as our President and Chairperson of the Board. Our Board is currently undertaking a comprehensive search process to identify a permanent Chief Executive Officer with the assistance of a leading, independent executive search firm.
Role of Our Board and Its Committees in Risk Oversight
One of our Board’s key functions is informed oversight of our risk management process. Our Board administers its oversight function directly through our Board as a whole and our standing committees that address risks inherent in their respective areas of oversight. Both our Board and our committees have the authority to engage external advisors to the extent necessary or appropriate. The following table sets forth key risk areas each of our standing committees is responsible for overseeing:

OUR BOARD
Our Board executes its oversight duties through:
•
Assigning specific oversight duties to the standing committees.

•
Receiving periodic briefings and informational sessions by management on the types of risks we face and the means of mitigating and controlling those risks.

	Audit Committee • Financial reporting & internal controls • Investment management • Cybersecurity • Enterprise risk management	Governance Committee • Conflicts of interest • Governance structure & processes • Director selection & independence • Code of Conduct compliance	HRC Committee • Compensation practices • Human resources management • Succession planning • Stock ownership guidelines

MANAGEMENT
Management is primarily responsible for:
•
Identifying risks and designing risk controls.

•
Evaluating and prioritizing risks and balancing potential risk to potential reward.

•
Escalating to our Board and/or committees as appropriate.

We, along with others in our industry, are susceptible to information security breaches and other cybersecurity-related incidents. We are committed to protecting the integrity and security of our systems and electronic information. Cybersecurity risk exposure is subject to the oversight of our audit committee. The audit committee is routinely updated on cybersecurity risks and mitigation steps management takes. In addition, the audit committee conducts a formal annual review and assessment of our cybersecurity and information security risk exposure and makes recommendations to management pertaining to monitoring and minimizing findings in such assessment. We engage an external consultant to monitor our security program, including business continuity processes, security risk and threat assessments and security testing, the results of which are communicated to the audit committee and our Board.
Annual Board and Committee Evaluations
Our Board is committed to continual corporate governance improvement. Our Board and each standing committee annually conduct a self-evaluation to review and assess the overall effectiveness of our Board and each committee. The governance committee oversees the annual self-evaluation and reports the results to our Board. The governance committee is also responsible for establishing the evaluation criteria and implementing the process for the evaluation, as well as considering other corporate governance principles that may, from time to time, merit consideration by our Board. Our Board

Notice of 2023 Annual Meeting and Proxy Statement	5

then discusses each evaluation to determine what, if any, actions should be taken to improve the effectiveness of our Board or any of the committees.
Director Education
We provide our directors with appropriate orientation and continuing education, which is overseen by the governance committee. Portions of certain Board meetings are devoted to educational topics at which senior management and outside subject matter experts present information regarding matters such as our industry, business operations, strategies, objectives, risks, opportunities, competitors and legal and regulatory issues. We also encourage directors to periodically pursue appropriate programs, sessions or materials and we will reimburse directors for reasonable expenses in accordance with our policies.
Code of Business Conduct and Ethics
Our Board adopted a code of business conduct and ethics (the “Code of Conduct”) that applies to all of our employees, executive officers and directors. The Code of Conduct is available on our website. The governance committee is responsible for developing, reviewing, and monitoring compliance with the Code of Conduct. Any waivers of the Code of Conduct must be approved by our Board. We expect that any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on our website.
Corporate Governance Guidelines
Our Board adopted corporate governance guidelines that serve as a framework within which our Board and its committees operate. These guidelines cover several areas including:
✓ Director responsibilities	✓ Board agendas
✓ Committee responsibilities and assignments	✓ Meetings of independent directors
✓ Director communications with third parties	✓ Director orientation and continuing education
✓ Evaluation of senior management	✓ Management succession planning
✓ Director access to management and advisors	✓ Role of Chairperson and lead independent director
A copy of our corporate governance guidelines is posted on our website at https://ir.solidpowerbattery.com/.
Insider Trading Policy
We have adopted an Insider Trading Policy applicable to our directors, executive officers and other employees that prohibits the violation of the U.S. securities laws by transacting in our common stock, other Company securities or the securities of other companies while in the possession of material non-public information.
Under our Insider Trading Policy, pre-clearance by our compliance officer is required for securities transactions entered into by our directors and executive officers, including the adoption or modification of Rule 10b5-1 trading plans.
In addition, quarterly trading blackouts are imposed under the Insider Trading Policy upon our directors, executive officers and certain employees. The Insider Trading Policy also permits the Company to institute additional trading blackout periods or other pre-clearance requirements as deemed appropriate.
Hedging and Pledging
The Insider Trading Policy restricts other lawful conduct that may not be aligned with our stockholders’ best interest. For example, the Insider Trading Policy prohibits hedging transactions for all those subject to the policy, which includes all directors, executive officers and employees and restricts pledging transactions by our directors, executive officers and all other employees.
Family Relationships
There are no family relationships among any of our directors and executive officers.

Notice of 2023 Annual Meeting and Proxy Statement	6

Annual Meeting Attendance
Each of our directors is strongly encouraged to attend our annual meetings of stockholders. Seven of our directors attended our 2022 annual meeting of stockholders, which also was held exclusively online. We expect that all of our directors will attend the 2023 Annual Meeting.

Notice of 2023 Annual Meeting and Proxy Statement	7

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Directors
Our stockholders will elect three Class II directors at the Annual Meeting. Each of the Class II directors is expected to hold office until the 2026 annual meeting of our stockholders, or until his or her respective successor is duly elected and qualified.
Voting Standard
Directors are elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. This means that the three nominees who receive the most votes will be elected to the three open directorships, even if they get less than a majority of the votes cast. Proxies cannot be voted for a greater number of persons than the nominees named in this proxy statement. No cumulative voting is permitted.
Plurality Plus
Any director nominee who does not receive a greater number of the votes cast “for” his or her election than votes “withheld” for that nominee’s election shall tender his or her resignation to our Board promptly following certification of the stockholder vote. The governance committee will consider the tendered resignation and recommend to our Board whether to accept or reject the resignation or whether other action should be taken. Our Board will consider the recommendation and publicly disclose its decision (by press release, SEC filing or any other public means of disclosure deemed appropriate) regarding the tendered resignation within 90 days following certification of the election results. The director who tenders his or her resignation may not participate in the recommendation of the governance committee or the decision of our Board with respect to his or her resignation.
Director Nominations
Our Board approved our slate of nominees at the recommendation of the governance committee. All nominees are current directors. Each nominee has consented to his or her nomination and has advised us that he or she intends to serve if elected. If, at the time of the Annual Meeting, one or more of the nominees have become unable to serve: (1) shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees; or (2) our Board may, in accordance with our Bylaws, reduce the size of our Board or leave a vacancy until a nominee is identified.
Recommendation of Our Board of Directors
✓	OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF STEVEN GOLDBERG, ALEKSANDRA MIZIOLEK, AND MARYANN WRIGHT AS CLASS II DIRECTORS OF THE COMPANY FOR THE ENSUING TERM.

Notice of 2023 Annual Meeting and Proxy Statement	8

Director Nominees for Election at the 2023 Annual Meeting
A biography of each director nominee, current as of April 10, 2023, setting forth his or her age, and describing his or her business experience during the past five years, including other prior relevant business experience, is presented below.
Class II Director Age: 70 Director Since: 2019 Committees:
Steven Goldberg
Business Experience
•
Partner, Finistere Ventures (2021-present)

•
President, Air Access (2020-present)

•
Operating Partner, Venrock (2009-2020)

•
Chief Executive Officer and Member of Board of directors of several early-stage technology companies (2000-present)

Nominee Qualifications
Dr. Goldberg holds B.S. and M.S. degrees in Electrical Engineering from Washington University, St. Louis, and a Ph.D. in Electrical Engineering from the University of California, Santa Barbara. We believe Dr. Goldberg is well-qualified to serve as a member of our Board due to his experience in leading and overseeing growing technology companies, his technical background, and his prior service on private and pre-public company boards.

Class II Director Age: 66 Director Since: 2022 Committees: Directorships Within the Past Five Years: Tenneco, Inc.
Aleksandra Miziolek
Business Experience
•
Operator Advisor, Assembly Ventures (2021-present)

•
Advisor, OurOffice, Inc. (2021-present)

•
SVP, Chief Transformation Officer, General Counsel, Corporate Secretary, and Chief Compliance Officer, Cooper-Standard Holdings Inc. (2014-2019)

•
Member, Director of the Automotive Industry Group, Dykema Gossett PLLC (1983-2014)

Nominee Qualifications
Ms. Miziolek holds a B.A. in Political Science and Spanish and a J.D., each from Wayne State University. We believe Ms. Miziolek is well-qualified to serve on our Board due to her experience in the automotive industry and service as an executive officer, as well as her M&A and governance and legal background.
Additional Information
Ms. Miziolek was appointed to our Board, effective February 10, 2022. Prior to her appointment, Ms. Miziolek was identified and recommended as a potential candidate to our Board by a financial advisor the Company used in the business combination.

Notice of 2023 Annual Meeting and Proxy Statement	9

Class II Director
Age: 61
Director Since: 2022
Committees:
Other Public Company Boards: Group 1 Automotive, Inc.;
Micron Technology, Inc.; Brunswick Corporation
Directorships Within the Past Five Years: Maxim Integrated Products, Inc.; Delphi Technologies

MaryAnn Wright
Business Experience
•
Group Vice President of Engineering and Product Development, Johnson Controls International PLC (2007-2017)

•
Vice President and General Manager, Johnson Controls Hybrid Systems (2009-2013)

•
Chief Executive Officer, Johnson Controls – Saft (2007-2009)

•
Office of the Chair and Executive Vice President Engineering, Product Development, Commercial and Program Management, Collins & Aikman Corporation (2006-2007)

•
Director, Sustainable Mobility Technologies & Hybrid and Fuel Cell Vehicle Programs, Ford Motor Company (1988-2005)

Nominee Qualifications
Ms. Wright holds a B.A. in Economics and International Business and an M.S. in Engineering from the University of Michigan and an M.B.A. in Finance from Wayne State University. We believe Ms. Wright is well-qualified to serve on our Board due to her experience and knowledge of the automotive industry, public board experience, and her expertise in vehicle, advanced powertrain, and energy storage system technologies.
Additional Information
Ms. Wright was appointed to our Board effective July 18, 2022. Prior to her appointment, Ms. Wright was identified and recommended as a potential candidate to our Board by the Chairperson of our governance committee.

Notice of 2023 Annual Meeting and Proxy Statement	10

Continuing Directors
A biography of each of our continuing directors, in alphabetical order and current as of April 10, 2023, setting forth his or her age, and describing his or her business experience during the past five years, including other prior relevant business experience, is presented below.

Class I Director
Age: 64
Director Since: 2021
Committees:
Other Public Company Boards: Topgolf Callaway Brands Corp.; Hyzon Motors, Inc.
Directorships Within the Past Five Years: Decarbonization Plus Acquisition Corporation IV; Decarbonization Plus Acquisition Corporation II;
Avista Corporation

Erik Anderson
Business Experience
•
Chief Executive Officer, WestRiver Group (2002-present)

•
Executive Chairman, Singularity Group (2018-present)

•
Chief Executive Officer and Executive Chairman, Topgolf International, Inc. (2015-2021)

Director Qualifications
Mr. Anderson holds a masters and bachelors degree in Industrial Engineering from Stanford University and a bachelors degree in Management Engineering from Claremont McKenna College. We believe Mr. Anderson is well-qualified to serve on our Board due to his experience as a director and leader of public companies.

Class III Director Age: 56 Director Since: 2021 Committees: None
Rainer Feurer
Business Experience
•
SVP Corporate Investments, BMW Group (2020-present)

•
Vice Chairman, Spotlight Automotive Limited (2020-present)

•
SVP Mobility and Energy Services, BMW Group (2019-2020)

•
SVP Customer Centric Sales Development, CX, BMW Group (2016-2019)

Director Qualifications
Dr. Feurer holds a B.A. (Hons) in International Management from Middlesex University, UK and Dipl. Betriebswirt (FH) Diploma from Reutlingen, Germany. He received his M.B.A. from Monterey Institute of International Studies in 1993 and his Ph.D. in Strategic Management from Cranfield University, UK in 1996. We believe Dr. Feurer is well-qualified to serve on our Board due to his experience in the automotive industry.

Notice of 2023 Annual Meeting and Proxy Statement	11

Chairperson, Class III Director Age: 61 Director Since: 2014 Committees: None
David Jansen
Business Experience
•
Interim Chief Executive Officer (November 2022-present) and President, Solid Power, Inc. (2017-present)

•
Managing Partner, Murphee Colorado (2002-2010)

•
President and Chief Executive Officer, Advanced Distributed Sensor Systems (2005-2009)

Director Qualifications
Mr. Jansen holds a B.S. in Electrical Engineering from the University of Arizona. We believe Mr. Jansen is well-qualified to serve on our Board due to his experience advising and managing Solid Power as well as his prior executive and management experience.

Class I Director Age: 59 Director Since: 2022 Committees:
Lesa Roe
Business Experience
•
Chief Executive Officer and Chancellor, University of North Texas System (2017-2021)

•
Deputy Associate Administrator and Deputy Chief Operating Officer, National Aeronautics and Space Administration (NASA) (2014-2017)

•
Center Director, NASA (2005-2014)

Director Qualifications
Ms. Roe holds a B.S. in Electrical Engineering from the University of Florida and an M.S. in Electrical Engineering from the University of Central Florida. We believe Ms. Roe is well-qualified to serve on our Board due to her leadership experience and technical background in engineering.

Class III Director Age: 63 Director Since: 2021 Committees: Other Public Company Boards: Freeport-McMoRan Inc.
John Stephens
Business Experience
•
Senior Executive Vice President and Chief Financial Officer, AT&T, Inc. (2011-2021)

•
Senior Vice President and Controller, AT&T, Inc. (2001-2011)

•
Vice President – Taxes, AT&T, Inc. (2000-2001)

Director Qualifications
Mr. Stephens holds a B.S.B.A. in Accounting from Rockhurst University and a J.D. from St. Louis University School of Law. We believe Mr. Stephens is well-qualified to serve on our Board due to his senior leadership experience in the oversight of a large, publicly traded company and experience in financial and accounting matters, international business and affairs, mergers, acquisitions and other major corporate transactions.

Notice of 2023 Annual Meeting and Proxy Statement	12

Director Qualifications
Our Board is comprised of individuals that support and oversee our current operational progress and strategic plan and represent stockholder interests through the exercise of sound judgment using their diversity of backgrounds and experiences in various areas.
All of our directors and director nominees possess various qualifications, including the following:
✓ strength of character	✓ high integrity and professional ethics
✓ ability to devote time to their position on our Board	✓ proven achievement and competence in their field
✓ an understanding of our business	✓ skills that are complementary to our Board
✓ business acumen and ability to exercise sound business judgment	✓ an understanding of the responsibilities that are required of a director
In addition, our directors and director nominees bring to our Board many individual experiences, qualifications and skills, as shown in the following matrix. The skills identified in the matrix are intended as a high-level summary and not an exhaustive list. The matrix is intended to depict notable areas of focus for each of our directors and director nominees, and not having a mark does not mean that a particular director or director nominee does not possess that experience, qualification or skill. Directors and director nominees have acquired these experiences, qualifications and skills through education, direct experience and oversight responsibilities.
Knowledge, Skills and Experience	Erik Anderson	Rainer Feurer	Steven Goldberg	David Jansen	Aleksandra Miziolek	Lesa Roe	John Stephens	MaryAnn Wright
Audit / Financial	✓	✓	✓	✓	✓	✓	✓	✓
Automotive Industry		✓	✓	✓	✓			✓
Battery and Energy Technology Development	✓			✓				✓
Human Resources Management	✓		✓	✓		✓	✓	✓
Information Technology / Cybersecurity			✓			✓	✓
International Operations	✓	✓			✓		✓	✓
Manufacturing and Operations	✓		✓	✓		✓	✓	✓
M&A / Strategic Planning Oversight	✓	✓	✓	✓	✓	✓	✓	✓
Other Public Company Board or Executive Experience	✓	✓	✓		✓		✓	✓
Risk Management / Legal / Regulatory	✓	✓			✓	✓	✓	✓
Sustainability / Corporate Responsibility	✓	✓			✓	✓	✓	✓
Company Board Tenure
Years	2	2	3	9	1	1	2	1
Nasdaq’s Board Diversity Requirements
Nasdaq-listed companies are required to publicly disclose board-level statistics using a standardized board diversity matrix in the form of the table below. The information in the table is based on voluntary, self-reported information from our directors. The categories included in the table have the meanings set forth in Nasdaq Rule 5605(f). Diversity characteristics not applicable to our Board have been excluded from the table.
	Board Diversity Matrix (as of April 1, 2023)		Board Diversity Matrix (as of November 29, 2022)
Total Number of Directors	8		8
Part I: Gender Identity	Female	Male	Female	Male
Directors	3	5	3	5
Part II: Demographic Background
White	3	5	3	5

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COMPENSATION DISCUSSION AND ANALYSIS

Overview
In this section, we provide an explanation and analysis of the material elements of the compensation provided to our Interim CEO, our former CEO, our Chief Financial Officer, and our other three most highly compensated executive officers who were serving as such at the end of our fiscal year 2022 (collectively referred to as our “named executive officers”). Those named executive officers were:
Named executive officer	Title
David Jansen(1)	Interim Chief Executive Officer, President, Chairperson of the Board and Class III Director
Kevin Paprzycki	Chief Financial Officer and Treasurer
Joshua Buettner-Garrett	Chief Technology Officer
Derek Johnson	Chief Operating Officer
James Liebscher	Chief Legal Officer and Secretary
Douglas Campbell(2)	Former Chief Executive Officer and Former Class I Director

1
During 2022, Mr. Jansen served as our Chairperson and President until November 29, 2022, at which time he was also appointed as our Interim Chief Executive Officer.

2
Mr. Campbell resigned from the Company effective as of November 29, 2022.

Executive Summary
2022 Company Highlights
2022 was an important and successful year for Solid Power. Our key 2022 highlights are below and many are discussed in greater detail in our Annual Report on Form 10-K for the year ended December 31, 2022 (the “Annual Report”):
✓
Grew our team. We added more than 100 valuable team members during 2022, including many who have a technical background, hold advanced engineering or scientific degrees, or have the skills needed to build a strong public company foundation.

✓
Constructed our electrolyte facility. We began construction of a pilot electrolyte production facility, which we recently brought online. At scale, this facility will be capable of producing up to 30 metric tons of electrolyte per year, which we expect to be sufficient to support demand until we reach commercialization.

✓
Installed our EV line. We successfully installed the EV line and began producing our first EV cells. We expect to utilize the EV line for the automotive qualification process and for vehicle demonstration purposes. The EV line is designed to ultimately produce up to 300 EV cells a week.

✓
Delivered 20 Ah cells to our partners. We were able to successfully produce and deliver hundreds of 20 Ah cells to our automotive partners and third-party testing agencies as part of our JDA programs. In addition, our 20 Ah cells recently received UNDOT 38.3 certification, which is required to demonstrate the safety of our cells during shipping.

✓
Expanded our relationship with BMW. We entered into our first research and development-only license agreement with BMW, which will allow BMW to replicate our pilot cell lines at their own facilities and develop cells based on our designs.

✓
Secured additional R&D funding. We applied for, and received notification in early 2023 that we were awarded, up to $5.6 million in funding from the U.S. Department of Energy to continue our development of nickel and cobalt-free solid-state battery cells.

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✓
Prudently managed our investments. We developed a cash investment policy that is designed to provide flexibility in investment options to allow us to maintain adequate liquidity to fund future operations, research and development, and anticipated capital expenditures, with a secondary goal to maximize yield on cash not required to be liquid for near-term operations.

✓
Developed an ESG approach and plan. Our management team evaluated our ESG risks and differentiators, including undertaking benchmarking, risk identification, and gap analyses in order to prepare for potential mandatory ESG disclosure requirements.

2022 Executive Compensation Program Overview
In 2022, our executive compensation program was designed to achieve our executive compensation objectives, including attracting and retaining qualified executive officers and driving strong Company performance by aligning executive officer compensation with our stock performance and strategic and operational objectives, as further described below under “Our Objectives.” The table below outlines each of the three principal elements of our executive compensation program for 2022:
	Component	Description	Performance Considerations	Pay Objectives
Short-Term Cash Compensation	Base Salary	Pay for service in executive role.	Based on the duties and responsibilities of the position, contributions to the Company’s performance, prior experience, individual and company performance, and competitive market data.	Attraction and retention. Base salary adjustments also allow the HRC committee to reflect an individual’s performance, scope of the position, and/or changed responsibilities.
	Annual Bonus	Short-term program providing named executive officers with an annual cash bonus opportunity.	Based on the HRC committee’s assessment of each named executive officer’s achievement against Company and individual operational, strategic, and budgeting goals and objectives.	Reward performance in attaining Company and individual performance goals on an annual basis.

Long-Term Equity Incentive	Stock Options and RSUs	Long-term equity awards which provide for the delivery of shares of common stock subject to continued employment.	Alignment with stockholders through Company share price performance and the creation of stockholder value.	Align the interests of executives with those of stockholders, promote retention and foster stock ownership.
We seek to provide fair and competitive compensation for our executive officers, which emphasizes operational performance as we seek to develop our electrolyte materials and associated solid-state cell technology and bring our products to market. We believe our 2022 executive compensation program reflected our philosophy and included the following:
✓
Linking Bonus Opportunity to Operational Achievements. We use cash bonus opportunity to directly link executive officer compensation with achieving key operational goals. We set goals based on what we perceive are important milestones as we work to achieve commercialization of our products.

✓
Using Equity as a Key Component of Compensation. We use stock options and restricted stock units (“RSUs”) in our executive compensation program to directly link executive officer compensation to increases in the price of our common stock, which directly reflects increased stockholder value and preserves cash for operating and capital expenses.

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Emphasis on Long-Term Equity and Variable Compensation
The charts below show the proportional value of each element of the total target compensation in 2022 for Douglas Campbell, our former CEO, and for our other named executive officers in the aggregate, illustrating our focus on long-term equity and variable compensation for the 2022 executive compensation program. For 2022, approximately 85% of total target compensation for our former CEO and 75% of total target compensation for all other named executive officers was provided via long-term equity awards, the value of which depends on the appreciation of our stock price over time. Stock options are granted at grant date fair value and will only have value if our stock price increases following the date of grant. Both our stock options and RSU awards vest ratably over four years. Our annual cash bonus plan is tied to meeting operational, strategic, and budgeting goals and objectives that we believe are challenging but attainable with strong performance.
Our Executive Compensation Practices
We strive to design and implement our executive compensation policies and practices in accordance with sound governance standards appropriate for a company of our size, life cycle and complexity. Our HRC committee, comprised solely of independent directors, meets regularly throughout the year to review our executive compensation program to ensure it is consistent with our short-term and long-term goals, given the dynamic nature of our business and the market in which we compete for executive talent. Our executive compensation practices include the following, each of which the HRC committee believes reinforces our executive compensation objectives:
What We Do
Pay for performance. A significant percentage of total target compensation is pay at-risk or variable that is connected to achievement of operational goals or our stock price.
Independent compensation consultant. The HRC committee retains an independent compensation consultant to review our executive compensation program and practices.
Annual comparator peer group review. The HRC committee, with input from our compensation consultant, determines the composition of our comparator peer group at least annually.

   Double-trigger change-in-control severance arrangements. All of our change-in-control equity arrangements have double triggers requiring a qualifying termination following a qualifying change-in-control in order to receive accelerated vesting.

   Executive stock ownership and retention requirements. Each executive is required to hold at least 50% of the net shares (after taxes) acquired through our equity incentive plans and other forms of stock-based compensation until the executive has achieved the required level of ownership.

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What We Don’t Do

   No guaranteed annual salary increases or bonuses. Our named executive officers’ salary increases are assessed individually and their annual cash bonuses are tied to corporate and individual performance.

No tax gross-ups or perquisites. We do not provide any tax gross-ups or provide excessive perquisites or personal benefits to our named executive officers.
No executive retirement plans. We do not maintain executive or supplemental retirement plans.
No hedging or pledging permitted. We do not allow hedging or pledging by our directors, officers or employees.
Our Objectives
We believe that to be successful we must hire, motivate and retain talented leadership. We recognize that there is significant competition for qualified executives within our industry, and it can be particularly challenging for companies to recruit executive officers of the caliber necessary to achieve our short-term operational goals and long-term strategic objectives. Accordingly, the principal objectives of our executive compensation program are to:
•
Attract, retain, incentivize and reward talented and qualified individuals who share our philosophy and desire to work towards achieving our goals.

•
Advance the success of our Company by aligning executive incentives with the long-term interests of our stockholders.

•
Align compensation with corporate strategies and operational objectives.

•
Provide an overall level of compensation opportunity that is competitive within the markets in which we compete and within a broader group of companies of comparable size, life cycle and complexity.

Our 2022 executive compensation program continued to reflect our startup origins in that it consisted primarily of salary, annual incentives, RSU awards, and stock option awards, with a heavy focus on the use of long-term equity awards that vest ratably over four years. We intend to continue to evaluate our philosophy and compensation programs as circumstances require.
How We Make Executive Compensation Decisions
In determining pay mix and target executive compensation for our named executive officers, the HRC committee and our CEO (in making recommendations regarding compensation other than his own) consider, as applicable:
•
Each named executive officer’s past and future expected contributions and individual impact to our Company’s performance.

•
Company performance.

•
The current equity and equity incentive ownership of such named executive officers.

•
Compensation levels paid to similarly-situated executive officers.

•
Market data for similarly-situated executives at comparable companies.

•
Input from the HRC committee’s independent compensation consultant.

Role of the HRC Committee
Our HRC committee, which is composed solely of independent directors, is responsible for reviewing and approving the compensation of our executive officers, including our CEO, as well as reviewing and making recommendations to our Board regarding the adoption or material modification of our executive officer compensation plans. The full description of the HRC committee’s responsibilities is provided in the Human Resources and Compensation Committee Charter, available on our website at https://ir.solidpowerbattery.com.

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Role of Executive Officers
In carrying out its responsibilities, the HRC committee works with members of our management team, including our CEO. Our CEO reviews the individual performance of each other executive officer with, and makes compensation recommendations to, the HRC committee. Other members of management support the HRC committee’s work by providing data, information and their perspective on the financial, legal and human resource implications of our compensation programs. No named executive officer participates directly in final decisions regarding his compensation.
Role of Independent Compensation Consultant
The HRC committee has retained the services of Compensia, Inc. (“Compensia”), a national compensation consulting firm, to advise the HRC committee with respect to director and officer compensation matters. The HRC committee has the sole authority to retain or replace Compensia in its discretion. Compensia does not provide consulting services to Company management. Accordingly, Compensia only provides compensation consulting services to the HRC committee and works with our management only on matters for which the HRC committee provides direction and is responsible.
The HRC committee periodically seeks input from Compensia on a range of external market factors, including evolving compensation trends, appropriate peer companies, and market survey data. From time to time, Compensia provides the HRC committee with a comparative analysis of the then-current compensation for our executive officers against the compensation of similarly positioned executive officers at comparable companies within our industry to help inform the HRC committee’s executive compensation decisions. Compensia also provides general observations on our compensation program, but it does not determine the amount or form of compensation for the executive officers. A representative of Compensia may attend meetings of the HRC committee and communicate with HRC committee members outside of meetings. Pursuant to the rules of the SEC and Nasdaq, the HRC committee assessed the independence of Compensia and determined no conflict existed that would prevent Compensia from independently representing the HRC committee.
Consideration of Say-On-Pay Results
Due to our status as an “emerging growth company” until December 31, 2022, we have not been required to conduct an advisory “say-on-pay” vote with respect to executive compensation for any prior year. We intend to hold our first advisory vote on executive compensation next year. The HRC committee will consider the outcome of future say-on-pay votes when making decisions regarding executive compensation policies and arrangements.
Comparison to Relevant Peer Group
Each year, the HRC committee, starting with a recommendation from Compensia, identifies a group of peer companies for purposes of evaluating the overall competitiveness of our executive officers’ compensation. At the HRC committee’s instruction, Compensia used criteria based on revenue, market capitalization, industry classification (technology hardware, electrical/electronic components & equipment, renewable energy), as well as other refinement factors such as revenue growth and timing of public offering. We believe the compensation paid by the resultant comparative peer group is representative of the compensation required to attract, retain, and motivate our executive talent.
For purpose of evaluating executive compensation for 2022, the HRC committee utilized the following compensation peer group for 2022, which we refer to as our “2022 peer group”:
2022 Compensation Peer Group Companies
Canoo Inc.	ChargePoint Holdings, Inc.
ESS Tech, Inc.	EVgo Inc.
Fisker Inc.	FREYR Battery
Lightning eMotors, Inc.	The Lion Electric Company
Lordstown Motors Corp.	Microvast Holdings, Inc.
Nikola Corporation	Proterra Inc.
QuantumScape Corporation

Notice of 2023 Annual Meeting and Proxy Statement	18

In addition, for purposes of evaluating severance and change-in-control benefits, Compensia provided the HRC committee with expanded market data. This survey included information about the severance pay practices and change-in-control benefits of 130 recently-publicly traded technology companies. The HRC committee and Compensia determined reliance upon the expanded market data set was advisable due to the limited public sample set for this type of information amongst our peer group.
2022 Named Executive Officer Compensation
The narrative below summarizes the key executive compensation programs and decisions for fiscal year 2022.
Base Salary
Base salary is set after considering the named executive officer’s duties and scope of responsibilities, contributions, prior experience, and individual and company performance. Base salaries are established at levels deemed necessary to enable us to attract and retain highly qualified executives with reference to our peer groups, using market data provided by our compensation consultant, and considering comparative pay within the Company for executives with similar levels of responsibility, the prior experience of the executive, and expected contributions to Company performance.
As a company which recently became publicly traded, our HRC committee has exercised caution in making compensation adjustments and has gradually increased the base salaries of our named executive officers in order to align them more closely with compensation provided by our peer groups. Consequently, in 2022, the HRC committee approved increases to the base salaries of each of our named executive officers, as set forth in the table below, which were intended to align base salaries more closely with the 25th percentile of our 2022 peer group and to achieve consistency across the executive team.
	Base Salary
Name	2021 (As of December 31, 2021)	2022 (As of February 1, 2022)
David Jansen	$275,000	$335,000(1)
Kevin Paprzycki	$275,000	$335,000
Joshua Buettner-Garrett	$275,000	$305,000
Derek Johnson	$275,000	$370,000
James Liebscher	$240,000	$315,000
Douglas Campbell(2)	$325,000	$340,000

1
Mr. Jansen’s base salary was increased to $432,000 on November 29, 2022 as a result of his appointment as Interim Chief Executive Officer.

2
Mr. Campbell resigned from the Company effective as of November 29, 2022.

Annual Cash Bonus
Each named executive officer was granted an opportunity to earn an annual cash bonus, the purpose of which was to motivate and reward achievement of key Company and individual objectives. For 2022, each named executive officer’s annual cash bonus payout was determined based upon the HRC committee’s assessment of the performance of the Company and the applicable named executive officer against certain operational, strategic and budgeting goals and objectives. For 2022, these goals and objectives included achieving operational goals related to continued development of our electrolyte and cell technologies, continued progress under our joint development agreements with strategic partners, completion of certain capital projects, including installation of our EV line and construction of our electrolyte facility, staying within approved budgets, and building human resources and corporate responsibility capabilities, including developing an ESG plan.
For 2022, the HRC committee set a bonus target of 50% of the salary actually paid to each named executive officer but retained the discretion to pay cash bonuses higher or lower than target based on the HRC committee’s assessment of performance against the goals and objectives described above, as well as any other matters as the HRC committee deemed appropriate. These goals and objectives were designed to be challenging, but achievable with strong performance. This bonus target opportunity represented an increase for each named executive officer (other than Mr. Campbell) from the

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executive’s 2021 bonus target opportunity (in the case of Messrs. Jansen, Paprzycki, and Johnson, 35% of paid annual salary, and in the case of Messrs. Buettner-Garrett and Liebscher, 30% of paid annual salary). As in the case of the 2022 base salary increases described above, the purpose of these bonus target opportunity increases in 2022 was to align annual bonus target opportunities for our named executive officers more closely with compensation provided by other members of our 2022 peer group.
The HRC reviewed actual results against each of the 2022 goals and objectives, assigning an achievement percentage to each goal. Following review and discussion, the HRC committee determined that each of the named executive officers had achieved the applicable Company and individual operational, strategic and budgeting goals at 90% in the aggregate. Except with respect to a supplemental discretionary bonus paid to Mr. Liebscher as described in the Summary Compensation Table below, the HRC committee considered but ultimately did not make any adjustments for any named executive officer based on individual performance, and therefore approved 2022 annual cash bonus payments equal to approximately 90% of target for all then-serving named executive officers.
The following table shows the target opportunity, payout percentage as determined by the HRC committee and the amount earned for each named executive officer:
Name	Target Annual Incentive Payout (% of Salary)(1)	Target Annual Incentive Payout ($)(1)	2022 Payout Percentage Earned (% of Target)	2022 Actual Payout ($)
David Jansen	50	166,976	90	150,000
Kevin Paprzycki	50	164,364	90	148,000
Joshua Buettner-Garrett	50	151,152	90	136,000
Derek Johnson	50	179,777	90	162,000
James Liebscher	50	153,414	90	138,000
Douglas Campbell(2)	50	161,127	—	—

1
Each executive’s target annual incentive payout is calculated based on actual base salary paid during fiscal year 2022.

2
Mr. Campbell resigned from the Company on November 29, 2022, and was therefore ineligible to earn an annual cash bonus.

Long-Term Incentive Program (“LTIP”) for 2022
LTIP awards are designed to provide a link to long-term stockholder value through equity awards for our executives. Under our LTIP, the HRC committee has the authority to award various forms of long-term incentive grants, such as stock option awards and RSUs. All grants under the LTIP are made pursuant to the Solid Power, Inc. 2021 Equity Incentive Plan (the “2021 Plan”).
In 2022, the HRC committee chose to deliver a significant component of each executive officer’s total compensation in the form of equity incentive awards to align the interests of the recipients with the interests of our stockholders. Each named executive officer was provided a long-term incentive award opportunity that consisted of an equal mix of stock options and RSUs. The HRC committee chose to deliver these LTIP awards in an equal mixture of stock options and RSUs to align the interests of our named executive officers with those of our stockholders. Stock options granted to the named executive officers during 2022 were granted with an exercise price equal to the closing price of our common stock on the date of grant, a ten-year term, and vest in four equal installments on each of the first four anniversaries of the grant date, subject to the executive’s continuous employment through such vesting dates. RSUs granted to the named executive officers during 2022 are subject to the same vesting schedule described above.
In determining the size of these grants, the HRC committee, in consultation with Compensia, considered several factors, including the percentage ownership in the Company held by each named executive officer and the amount of his ownership interests that were unvested as of the date of grant, the estimated value of his ownership interests, market data for similarly situated executives at comparable companies, including our 2022 peer group, and the named executive officer’s past performance and expected future contributions.
In addition to the LTIP awards described above, Mr. Liebscher was granted an additional equity award with a grant date fair value of $1,846,000, weighted 50% in stock options and 50% in RSUs, each of which vested as to 25% on June 11, 2022, the first anniversary of Mr. Liebscher’s hire date, and will vest as to the remainder in three annual equal installments

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subject to the same terms and conditions as described above (the “Liebscher Award”). The amount of the Liebscher Award was determined with Compensia’s input and was granted to Mr. Liebscher to align his equity ownership with that of other members of the executive leadership team.
The following table shows the grant date fair value of the equity incentive awards granted to the named executive officers during 2022:
Name and Principal Position	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
David Jansen	686,876	750,000	1,436,876
Kevin Paprzycki	549,502	600,000	1,149,502
Joshua Buettner-Garrett	366,332	400,000	766,332
Derek Johnson	641,087	700,000	1,341,087
James Liebscher	1,234,548	1,348,000	2,582,548(2)
Douglas Campbell(3)	1,373,759	1,500,000	2,873,759

1
The amounts in this column represent the aggregate grant-date fair value of awards granted to each named executive officer, computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). See Note 12 to our Consolidated Financial Statements included in our Annual Report, which contains a discussion of all assumptions made by us in determining the grant date fair value of our RSUs and stock options, as applicable. Although 2022 LTIP awards were granted 50% in the form of RSUs and 50% in the form of stock options, the “grant date fair value” of the RSU awards as reflected in this table represents less than 50% of the total LTIP award because the actual number of RSUs were calculated using a trailing 30-day stock price average, which was higher than the “grant date fair value.”

2
Includes $1,846,000 pursuant to the Liebscher Award which was granted to Mr. Liebscher to align his equity ownership with that of other members of the executive leadership team.

3
Mr. Campbell resigned from the Company effective as of November 29, 2022.

Stock Ownership Guidelines
Our Board believes that, in order to more closely align the interests of directors and management with the interests of our other stockholders, each covered executive and covered director should maintain a minimum level of equity interests in our common stock. The HRC committee is responsible for monitoring compliance with the guidelines, as well as conducting a periodic review of the guidelines and modifying or amending the guidelines as necessary. Our current ownership guidelines are as follows:
Title	Stock Ownership Guidelines
Chief Executive Officer (including Interim Chief Executive Officer)	5 times annual base salary
Other Covered Executives	3 times annual base salary
Covered Directors	5 times annual cash retainer
Covered executives and covered directors are required to achieve the applicable level of ownership within five years following the later of the effective date of the guidelines and the date the person first became a covered executive or covered director. Until such guidelines are met, covered executives and covered directors are required to retain at least 50% of their net profit shares. As of the last business day of the fiscal year, all then-serving covered executives and covered directors were in compliance with or were on track to meet our stock ownership guidelines.
Employment Arrangements
We have entered into offer letter agreements with each of our named executive officers setting forth the initial terms of the officer’s employment. In November 2022, we entered into an amendment to Mr. Jansen’s offer letter, updating his compensation in light of his appointment as Interim Chief Executive Officer, providing him with a transition award for continued service through the appointment of a successor CEO and a period of three months thereafter, amending and restating his participation agreement under our Executive Change in Control and Severance Plan and agreeing to a new restrictive covenant agreement, all of which are described more fully in “Potential Payments Upon Termination or Change of Control.”
Severance and Change in Control Protection
In August 2021, our Board adopted an Executive Change in Control and Severance Plan, or the “Executive Severance Plan,” pursuant to which our named executive officers and certain other key employees are eligible to receive severance

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benefits, as specified in and subject to the employee signing a participation agreement under our Executive Severance Plan. For detailed descriptions of the post-employment compensation arrangements with our named executive officers, as well as an estimate of the potential payments and benefits payable under these arrangements, see “Potential Payments Upon Termination or Change of Control.”
Benefits and Perquisites
We provide benefits to our named executive officers on the same basis as provided to all of our employees, including medical, dental, and vision insurance, life insurance, accident insurance, short-and long-term disability insurance, a health savings account, an employee assistance program, a flexible spending account for medical, dental, and vision expenses, a dependent flexible spending account, and a 401(k) plan.
Retirement Benefits
We provide a tax-qualified 401(k) plan for all eligible employees, including our named executive officers, which includes a matching contribution for participants’ elective contributions to the 401(k) plan. Our 401(k) plan provides eligible employees with an opportunity to save for retirement on a tax-advantaged basis. Under our 401(k) plan, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Internal Revenue Code of 1986, as amended (the “Code”), and the applicable limits under the 401(k) plan, on a pre-tax or after-tax (Roth) basis, through contributions to the 401(k) plan. All of a participant’s deferral contributions into the 401(k) plan are 100% vested when contributed. Any matching employer contributions are 100% vested when contributed. The 401(k) plan permits us to make discretionary nonelective employer contributions and discretionary matching employer contributions. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Code.
As a tax-qualified retirement plan, pre-tax contributions to the 401(k) plan and earnings on those pre-tax contributions are not taxable to the employees until distributed from the 401(k) plan, and earnings on Roth contributions generally are not taxable when distributed from the 401(k) plan.
We do not provide employees, including our named executive officers, with any other retirement benefits, including tax-qualified defined benefit plans, supplemental executive retirement plans, or nonqualified defined contribution plans.
Retention Agreements
On November 29, 2022, the HRC committee approved a special retention award for each of Mr. Buettner-Garrett, Dr. Johnson, Mr. Liebscher, and Mr. Paprzycki pursuant to which they may receive a retention bonus in exchange for continued service to the Company. The HRC Committee believes it is in the best interest of the Company to retain Mr. Buettner-Garrett, Dr. Johnson, Mr. Liebscher, and Mr. Paprzycki during the search for a permanent chief executive officer.
Subject to the terms and conditions of the Retention Agreements, in the event the applicable executive remains continuously employed with the Company and has not provided a resignation notice through the earlier of (i) the first anniversary of the appointment of a successor CEO, or (ii) the occurrence of a change in control (as defined in the Executive Severance Plan) (such date, the “Vesting Date”), the executive will receive a Retention Bonus in cash equal to one times the executive’s annual base salary (provided that in no event shall the Retention Bonus be less than the executive’s average salary, on an annualized basis, for the three months prior to the appointment of a successor CEO).
If the executive’s employment terminates prior to the Vesting Date as a result of a termination of employment by the Company without cause (as defined in the Executive Severance Plan), a resignation by the executive with good reason (as defined in the Executive Severance Plan), or as a result of the executive’s death or disability, then provided the executive executes a general release of claims, the Retention Bonus will vest as of the date such release becomes effective.
If the executive’s employment with the Company terminates for any reason other than a qualifying termination as described above, or the Executive gives notice of intent to terminate employment without good reason, in each case on or prior to the Vesting Date, the Executive will automatically forfeit the Retention Bonus without consideration and without any further action by the Company.

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Compensation Risk Oversight
The HRC committee annually undertakes a comprehensive review of our compensation policies and practices in order to assess the risks presented by such policies and practices, including whether our incentive compensation plans encourage excessive or inappropriate risk taking. Following this year’s review, the HRC committee has determined our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

HUMAN RESOURCES AND COMPENSATION COMMITTEE REPORT

The HRC committee is currently composed of four independent directors. The HRC committee oversees our compensation program on behalf of our Board. The HRC committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement.
Based on the HRC committee’s review and discussion with management, the HRC committee recommended to our Board that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement for the Annual Meeting and the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.
HUMAN RESOURCES AND COMPENSATION COMMITTEE
Steven Goldberg, Chairperson
Aleksandra Miziolek
John Stephens
MaryAnn Wright
The information contained above in this section titled “Human Resources and Compensation Committee Report” will not be considered “soliciting material” or to be “filed” with the SEC, nor will that information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate it by reference into a filing.

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EXECUTIVE COMPENSATION

2022 Summary Compensation Table
The following table contains compensation information for our named executive officers for the fiscal year ended December 31, 2022 and, to the extent required under the SEC executive compensation disclosure rules, the fiscal years ended December 31, 2021 and 2020.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
David Jansen Interim CEO and President	2022	333,951	—	686,876	750,000	150,000	14,021	1,934,848
	2021	174,166	96,250	—	2,618,087	—	8,061	2,896,564
Kevin Paprzycki Chief Financial Officer and Treasurer	2022	328,728	—	549,502	600,000	148,000	10,567	1,636,797
Joshua Buettner-Garrett Chief Technology Officer	2022	302,304	—	366,332	400,000	136,000	14,191	1,218,827
Derek Johnson Chief Operating Officer	2022	359,554	—	641,087	700,000	162,000	15,931	1,878,572
James Liebscher Chief Legal Officer and Secretary	2022	306,827	100,000(4)	1,234,548	1,348,000	138,000	13,109	3,140,484
Douglas Campbell(5) Former Chief Executive Officer	2022	322,253	—	1,373,759	1,500,000	—	18,546	3,214,558
	2021	258,333	162,500	—	981,783	—	15,941	1,418,557
	2020	225,000	100,000	—	—	—	10,500	335,500

1
The amounts in this column represent the aggregate grant-date fair value of RSU awards and stock option awards granted to each named executive officer, computed in accordance with FASB ASC Topic 718. See Note 12 to our Consolidated Financial Statements included in our Annual Report, which contains a discussion of all assumptions made by us in determining the grant date fair value of our RSU awards and stock options, as applicable.

2
The amounts in this column include cash bonuses earned for the reported year but paid in the subsequent year.

3
The amounts reported in this column are set forth by category in the table below:

Name	Year	Matching 401(k) Contributions ($)	Health Savings Account Contributions ($)	Life Insurance Premiums ($)
David Jansen	2022	13,907	—	114
Kevin Paprzycki	2022	10,453	—	114
Joshua Buettner-Garrett	2022	12,577	1,500	114
Derek Johnson	2022	14,817	1,000	114
James Liebscher	2022	12,245	750	114
Douglas Campbell	2022	16,932	1,500	114

4
Upon consideration of Mr. Liebscher’s performance during 2022 above and beyond the goals set, the HRC committee considered and approved the payment of a $100,000 discretionary cash bonus to Mr. Liebscher.

5
Mr. Campbell resigned from the Company effective as of November 29, 2022.

Notice of 2023 Annual Meeting and Proxy Statement	24

2022 Grants of Plan-Based Awards Table
The following table sets forth information concerning plan-based awards made to each named executive officer during 2022.
Name	Grant Date	Approval Date	Estimated Future Payouts Under Non- Equity Incentive Plan Awards (Target) ($)(1)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Options Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)(6)
David Jansen	5/5/2022	5/5/2022	166,976	—	—	—	—
	5/12/2022	5/5/2022	—	94,611(2)	—	—	686,876
	5/12/2022	5/5/2022	—	—	221,838(3)	7.26	750,000
Kevin Paprzycki	5/5/2022	5/5/2022	164,364	—	—	—	—
	5/12/2022	5/5/2022	—	75,689(2)	—	—	549,502
	5/12/2022	5/5/2022	—	—	177,470(3)	7.26	600,000
Joshua Buettner-Garrett	5/5/2022	5/5/2022	151,152	—	—	—	—
	5/12/2022	5/5/2022	—	50,459(2)	—	—	366,332
	5/12/2022	5/5/2022	—	—	118,313(3)	7.26	400,000
Derek Johnson	5/5/2022	5/5/2022	179,777	—	—	—	—
	5/12/2022	5/5/2022	—	88,304(2)	—	—	641,087
	5/12/2022	5/5/2022	—	—	207,049(3)	7.26	700,000
James Liebscher	5/5/2022	5/5/2022	153,414	—	—	—	—
	5/12/2022	5/5/2022	—	53,613(2)	—	—	389,230
	5/12/2022	5/5/2022	—	—	125,708(3)	7.26	425,000
	5/12/2022	5/5/2022	—	116,435(4)	—	—	845,318
	5/12/2022	5/5/2022	—	—	273,009(5)	7.26	923,000
Douglas Campbell(7)	5/5/2022	5/5/2022	161,127	—	—	—	—
	5/12/2022	5/5/2022	—	189,223(5)	—	—	1,373,759
	5/12/2022	5/5/2022	—	—	443,676(3)	7.26	1,500,000

1
These amounts represent the target annual cash bonus opportunity for each named executive officer for the 2022 performance year. There are no threshold or maximum payout levels for annual cash bonuses. The amount actually paid to each named executive officer with respect to these annual cash bonuses is reported as Non-Equity Incentive Plan Compensation in the Summary Compensation Table.

2
This number represents RSUs granted under the 2021 Plan. The RSUs vest 25% each on May 12, 2023, May 12, 2024, May 12, 2025, and May 12, 2026, subject to the named executive officer continuing to be a service provider (as defined in the 2021 Plan) through each applicable vesting date.

3
This number represents stock options granted under the 2021 Plan. The stock options vest 25% each on May 12, 2023, May 12, 2024, May 12, 2025, and May 12, 2026, subject to the named executive officer continuing to be a service provider through each applicable vesting date.

4
This number represents RSUs granted under the 2021 Plan. The RSUs vested 25% on June 11, 2022, and will vest 25% each on June 11, 2023, June 11, 2024, and June 11, 2025, subject to Mr. Liebscher continuing to be a service provider through each applicable vesting date.

5
This number represents stock options granted under the 2021 Plan. The stock options vested 25% on June 11, 2022, and will vest 25% each on June 11, 2023, June 11, 2024, and June 11, 2025, subject to Mr. Liebscher continuing to be a service provider through each applicable vesting date.

6
The amounts in this column represent the aggregate grant-date fair value of RSU and stock option awards granted to each named executive officer during 2022, computed in accordance with the FASB ASC Topic 718. See Note 12 to our Consolidated Financial Statements included in our Annual Report, which contains a discussion of all assumptions made by us in determining the grant date fair value of our RSU awards and stock option awards, as applicable.

7
Mr. Campbell resigned from the Company effective as of November 29, 2022.

Notice of 2023 Annual Meeting and Proxy Statement	25

Narrative Disclosure to Summary Compensation and Grants of Plan-Based Awards Tables
Employment Agreements
During 2022, each named executive officer was party to an employment letter agreement (an “employment agreement”) with us, which employment agreements provide generally for a base salary amount, an annual cash bonus opportunity, eligibility for Company benefit plans and programs, and eligibility to receive long-term incentive equity awards. We may terminate the executive’s employment at any time, with or without cause, to the extent permitted by applicable laws.
Each of our executive officers participates in the Executive Change in Control and Severance Plan, which provides for certain severance and change-in-control payments and benefits, as described under “Potential Payments upon Termination of Change in Control.”
Interim CEO Agreement
Our Board appointed Mr. Jansen as Interim Chief Executive Officer, effective November 29, 2022. In connection with his appointment, we entered into an Interim CEO Agreement with Mr. Jansen which modified the terms of his existing employment agreement. Pursuant to the terms of the Interim CEO Agreement, Mr. Jansen was initially entitled to receive an annual base salary of $432,000, as adjusted from time to time by the HRC committee. In addition, in consideration for Mr. Jansen’s services as Interim Chief Executive Officer, the Interim CEO Agreement provides that, subject to his continuous employment through the earlier of (i) the three month anniversary of the date a successor CEO is appointed (provided that Mr. Jansen provides transition assistance for such three month period), and (ii) November 29, 2023 (such date, the “Transition Date”), he will receive a transition award in a gross amount of $300,000. Half of the transition award will be paid in lump sum cash and half will be paid in the form of fully-vested shares of our common stock with the number of such shares determined based in the closing trading price of our common stock on the last day of the Transition Date. Mr. Jansen will also be entitled to receive this award in the event that his employment is terminated without cause or he resigns for good reason (each as defined in the Executive Severance Plan), except that if Mr. Jansen resigns for good reason as a result of a material reduction in his then-currently assigned duties responsibilities, then he will not be entitled to receive the transition award unless his resignation is effective no earlier than the Transition Date.
Pursuant to the terms of the Interim CEO Agreement, Mr. Jansen also entered into an amended and restated participation agreement under the Executive Severance Plan and executed a restrictive covenant agreement, pursuant to which Mr. Jansen agreed to reasonable and customary restrictive covenants, including restrictions relating to non-competition and non-solicitation of customers and employees for a period of 24 months following termination of his employment from the Company for any reason.

Notice of 2023 Annual Meeting and Proxy Statement	26

2022 Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth information concerning outstanding RSUs and stock options held by each of the named executive officers as of December 31, 2022.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(10)
David Jansen	1,590,990	—	0.03	2/1/2027	—	—
	424,263(1)	848,528(1)	5.02	8/3/2031	—	—
	—	221,838(2)	7.26	5/12/2032	—	—
	—	—	—	—	94,611(8)	240,312
Kevin Paprzycki	301,624(3)	732,519(3)	5.92	10/27/2031	—	—
	—	177,470(2)	7.26	5/12/2032	—	—
	—	—	—	—	75,689(8)	192,250
Joshua Buettner-Garrett	3,341,079	—	0.03	3/20/2025	—	—
	1,702,359	—	0.03	2/1/2027	—	—
	159,098(1)	318,198(1)	5.02	8/3/2031	—	—
	—	118,313(2)	7.26	5/12/2032	—	—
	—	—	—	—	50,459(8)	128,166
Derek Johnson	696,058(4)	258,536(4)	0.17	1/30/2030	—	—
	318,197(1)	636,396(1)	5.02	8/3/2031	—	—
	—	207,049(2)	7.26	5/12/2032	—	—
	—	—	—	—	88,304(8)	224,292
James Liebscher	178,985(5)	298,311(5)	5.02	9/9/2031	—	—
	—	125,708(2)	7.26	5/12/2032	—	—
	68,252(6)	204,757(6)	7.26	5/12/2032	—	—
	—	—	—	—	53,613(8)	136,177
	—	—	—	—	87,327(9)	221,811
Douglas Campbell	149,154(7)	—	5.02	2/28/2023	—	—

1
This stock option was awarded with a grant date of August 3, 2021 and vested 25% on the first anniversary of the grant date and then 1/36 per month thereafter.

2
This stock option was awarded with a grant date of May 12, 2022 and vests 25% on the first, second, third, and fourth anniversary of the grant date.

3
This stock option was awarded with a grant date of October 27, 2021 and vested 25% on October 25, 2022 and then 1/36 per month thereafter.

4
This stock option was awarded with a grant date of January 30, 2020 and vested 25% on January 27, 2021 and then 1/36 per month thereafter.

5
This stock option was awarded with a grant date of September 9, 2021 and vested 25% on June 11, 2022 and then 1/36 per month thereafter.

6
This stock option was awarded with a grant date of May 12, 2022 and vested 25% on June 11, 2022 and then 25% on each of June 11, 2023, 2024, and 2025.

7
This stock option was awarded with a grant date of August 3, 2021 and vested 25% on the first anniversary of the grant date and then 1/36 per month thereafter until Mr. Campbell’s resignation from the Company on November 29, 2022. Mr. Campbell’s stock option expired unexercised on February 28, 2023 in accordance with the terms of the 2021 Plan.

8
This RSU was awarded with a grant date of May 12, 2022 and vests 25% on the first, second, third, and fourth anniversary of the grant date.

9
This RSU was awarded with a grant date of May 12, 2022. 25% of this RSU vested on June 11, 2022, and the remaining RSU will vest 25% on June 11, 2023, 2024, and 2025.

10
The market value of RSUs that have not vested reflect the $2.54 per share closing price of our common stock on December 30, 2022, the last trading day of the year, as reported by Nasdaq.

Notice of 2023 Annual Meeting and Proxy Statement	27

2022 Option Exercises and Stock Vested Table
The following sets forth information concerning the exercise of stock options and the vesting of RSUs held by each of the named executive officers during 2022.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
David Jansen	—	—	—	—
Kevin Paprzycki	—	—	—	—
Joshua Buettner-Garrett	—	—	—	—
Derek Johnson	—	—	—	—
James Liebscher	—	—	29,108	171,737
Douglas Campbell	5,091,169	40,372,970	—	—

1
Value realized on exercise is determined by subtracting the exercise price from the closing stock price at exercise, as reported by Nasdaq, and multiplying the remainder by the number of shares exercised.

2
Value realized on vesting is determined by multiplying the number of shares underlying RSUs by the closing stock price on the date of vesting, as reported by Nasdaq.

No Pension, Nonqualified Defined Contribution, or other Nonqualified Deferred Compensation Plan Benefits
We do not sponsor or maintain a defined benefit pension plan that provides for payments or other benefits at, following, or in connection with retirement for any employee, including our named executive officers. We also do not sponsor or maintain any nonqualified defined contribution plan or other nonqualified deferred compensation pursuant to which any named executive officer is entitled to receive benefits.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Executive Change in Control and Severance Plan
In August 2021, our Board adopted the Executive Severance Plan, pursuant to which our named executive officers and certain other key employees are eligible to receive severance benefits, as specified in and subject to the employee signing a participation agreement under our Executive Severance Plan. This Executive Severance Plan was developed with input from Compensia, regarding severance practices at comparable companies. It is designed to attract, retain and reward senior level employees. The Executive Severance Plan will be in lieu of any other severance or change in control payments and benefits to which such key employee was entitled prior to signing the participation agreement, other than the acceleration provisions applicable to stock options issued under the Solid Power, Inc. 2014 Equity Incentive Plan (the “2014 Plan”) (described below), which will continue to apply.
Each of our named executive officers (each, a “participant”) was party to a participation agreement under our Executive Severance Plan providing for the rights to the applicable payments and benefits described below during 2022. Mr. Jansen’s participation agreement was amended and restated in connection with his appointment to the position of Interim CEO. Mr. Campbell resigned from employment with the Company without good reason (as defined in the Executive Severance Plan), and as a consequence, did not receive any payments or benefits in connection with his termination of employment. In addition, Mr. Campbell’s unvested RSUs and unvested stock options were forfeited on November 29, 2022, and all vested but unexercised stock options expired unexercised on February 28, 2023, each in accordance with the 2021 Plan.
With respect to the named executive officers who were continuously employed through the end of the 2022 calendar year, the Executive Severance Plan and the participation agreements (including, in the case of Mr. Jansen, his amended and restated participation agreement) thereunder provide that in the event of an “involuntary termination” of the employment of a participant (i) by us for a reason other than “cause,” (excluding the participant’s death or “disability,”) or (ii) by the

Notice of 2023 Annual Meeting and Proxy Statement	28

participant for “good reason” as such terms are defined in our Executive Severance Plan), in either case, that occurs outside the change in control period (as described below), then the participant will be entitled to the following payments and benefits:
•
a lump sum payment equal to six months of the participant’s annual base salary as in effect immediately prior to their involuntary termination of employment, or, in the case of Mr. Jansen, 12 months;

•
in the case of Mr. Jansen only, a lump sum payment equal to 100% of his annual bonus for the full year in which his employment is terminated, calculated based upon actual performance through the end of such year, payable at the same time annual bonuses are paid to other senior executives; and

•
reimbursement for premium costs for continued health coverage under the Consolidated Omnibus Reconciliation Act of 1985 as amended, or COBRA, or a taxable lump sum payment equal to the premium cost of continued health coverage under COBRA, for a maximum period of six months, or, in the case of Mr. Jansen, 12 months.

In the event of an “involuntary termination” of the employment of a participant (i) by us for a reason other than “cause,” (excluding the participant’s death or “disability”) or, (ii) by the participant for “good reason,” in either case, within a period beginning three months prior to and ending 12 months following a “change in control” (as defined in our Executive Severance Plan) (such period, the “change in control period”), then the participant will be entitled to the following payments and benefits:
•
a lump sum payment equal to 12 months of the participant’s annual base salary as in effect immediately prior to their involuntary termination of employment, or, in the case of Mr. Jansen, 18 months;

•
a lump sum payment equal to such participant’s annual target cash bonus in effect for the year of termination;

•
reimbursement for premium costs for continued health coverage under COBRA or a taxable lump sum payments equal to the premium cost of continued health coverage under COBRA for a maximum period of 12 months; and

•
100% accelerated vesting of all outstanding equity awards granted on or after August 4, 2021, and, with respect to such equity awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels for the relevant performance period(s).

The receipt of the payments and benefits provided for under the Executive Severance Plan described above is conditioned on the participant signing and not revoking a separation and release of claims agreement and such release becoming effective and irrevocable no later than the 60th day following the participant’s involuntary termination of employment, as well as compliance with certain non-disparagement provisions and continued compliance with the invention assignment and confidentiality agreement applicable to the participant.
In addition, if any of the payments or benefits provided for under the Executive Severance Plan or otherwise payable to a participant would constitute “parachute payments” within the meaning of Section 280G of the Code, and could be subject to the related excise tax, the participant will receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to them. The Executive Severance Plan does not require us to provide any tax gross-up payments to the participants.
As of December 30, 2022, certain of our named executive officers held outstanding stock options which had been granted under the 2014 Plan. One of Dr. Johnson’s stock option agreements under the 2014 Plan provides that in the event that such stock option is assumed, substituted or otherwise continued after a change in control (as defined in the 2014 Plan), then upon a termination of employment of the executive without cause or a resignation of the executive for good reason (in each case, as defined in the applicable stock option agreement) at any time on or after the closing of the change in control, any outstanding stock options thereunder shall become immediately fully vested and exercisable upon such termination. Stock options granted under the 2014 Plan are not subject to the treatment of equity awards under the Executive Severance Plan described herein, except to the extent set forth in such stock option agreement.
In addition to these payments and benefits in connection with a change in control or termination of employment pursuant to the 2014 Plan and award agreements and the Executive Severance Agreement and Participation Agreements, certain

Notice of 2023 Annual Meeting and Proxy Statement	29

named executive officers may also be entitled to receive cash payments under the Interim CEO Agreement or the Retention Agreements in connection with a qualifying termination of employment or a change in control (as described under “Interim CEO Agreement” and “Retention Agreements” above).
For named executive officers who were serving as executive officers as of December 30, 2022, we have quantified the potential payments upon termination under various termination circumstances in the tables set forth below. These tables assume that the covered termination took place on December 30, 2022.
Termination Without Cause or Resignation for Good Reason Outside of Change in Control Period
Name	Cash Severance ($)(1)	Welfare Benefits ($)(2)	Equity Award Acceleration ($)(3)	Total ($)
David Jansen	732,000	15,346	150,000	747,346
Kevin Paprzycki	502,500	11,877	—	514,377
Joshua Buettner-Garrett	457,500	9,450	—	466,950
Derek Johnson	555,000	7,804	—	562,804
James Liebscher	472,500	3,308	—	475,808

1
Amounts in this column represent cash severance amounts payable under the Executive Severance Plan and Participation Agreements for each of the named executive officers in the event of a termination by the Company (or a parent or subsidiary thereof) without cause or a resignation by the executive for good reason (each as defined in the Executive Severance Plan). In addition, includes cash amounts payable to Mr. Jansen under his Interim CEO Agreement and cash amounts payable to the other named executive officers pursuant to their Retention Agreements.

2
Amounts in this column represent the estimated value of reimbursement for premium costs for continued health coverage under COBRA as provided under the Executive Severance Agreement and related Participation Agreements.

3
Amounts in this column include the value of the acceleration of vesting of an RSU award under the Interim CEO Agreement.

Termination Without Cause or Resignation for Good Reason During Change in Control Period
Name	Cash Severance ($)(1)	Welfare Benefits ($)(2)	Equity Award Acceleration ($)(3)	Total ($)
David Jansen	964,976	23,019	4,383,697	5,221,692
Kevin Paprzycki	834,364	23,754	192,250	1,050,368
Joshua Buettner-Garrett	761,152	18,900	12,787,195	13,567,247
Derek Johnson	919,777	14,565	2,486,680	3,421,022
James Liebscher	783,414	6,616	357,988	1,148,018

1
Amounts in this column represent cash severance amounts payable under the Executive Severance Plan and Participation Agreements for each of the named executive officers in the event of a termination by the Company (or a parent or subsidiary thereof) without cause or a resignation by the executive for good reason (each as defined in the Executive Severance Plan), other than during the change in control period. In additional, includes cash amounts payable to Mr. Jansen under his Interim CEO Agreement and cash amounts payable to the other named executive officers pursuant to their Retention Agreements.

2
Amounts in this column represent the estimated value of reimbursement for premium costs for continued health coverage under COBRA as provided under the Executive Severance Agreement and related Participation Agreements.

3
Amounts in this column represent the value of the acceleration of vesting of long-term incentive awards to be received upon a qualifying termination during the change in control period pursuant to the Executive Severance Plan and Participation Agreements thereunder, as well as the value of the acceleration of vesting of long-term incentive awards to be received upon a qualifying termination at any time on or after a change in control pursuant to certain stock option awards under the 2014 Plan. In the case of RSU grants, the equity value represents the value of the shares determined by multiplying the closing stock price of $2.54 per share on December 30, 2022 by the number of unvested RSUs. In the case of option awards, the equity value was determined by multiplying (i) the spread between the exercise price and the closing stock price of $2.54 per share on December 30, 2022 and (ii) the number of shares underlying unvested stock options that would vest following a qualifying termination. Amounts in this column also include the value of the acceleration of vesting of an RSU award under the Interim CEO Agreement.

Notice of 2023 Annual Meeting and Proxy Statement	30

Termination as a Result of Death or Disability
Name	Cash Severance ($)(1)
David Jansen	—
Kevin Paprzycki	335,000
Joshua Buettner-Garrett	305,000
Derek Johnson	370,000
James Liebscher	315,000

1
For each of the named executive officers other than Mr. Jansen, represents cash amounts payable upon a termination of employment as a result of death or disability under the Retention Agreements.

Change in Control Without Termination of Employment
Name	Cash Payments ($)(1)
David Jansen	—
Kevin Paprzycki	335,000
Joshua Buettner-Garrett	305,000
Derek Johnson	370,000
James Liebscher	315,000

1
Amounts in this column represent amounts payable to each of the named executive officers, other than Mr. Jansen, under the Retention Agreements in the event the applicable executive remains continuously employed with the Company and has not provided a resignation notice through the occurrence of a change in control (as defined in the Executive Severance Plan). Note that in addition to these cash severance payments, the 2021 Plan and certain stock option award agreements held by named executive officers under the 2014 Plan provide that in the event that a successor corporation does not assume, substitute or replace an outstanding stock option in connection with a change in control, then the award holder’s outstanding stock options will become fully or partially vested and exercisable, and all restrictions on the holder’s RSUs will lapse.

COMPENSATION OF DIRECTORS

Outside Director Compensation Policy
The HRC committee, with the assistance of Compensia, periodically evaluates the compensation of our directors and recommends the amount of cash and equity consideration. On December 8, 2021, after considering the input of Compensia, our Board approved the Outside Director Compensation Policy for non-employee directors (the “Outside Director Compensation Policy”), which is designed to attract, retain and reward outside directors. Under the Outside Director Compensation Policy, each outside director will receive the cash and equity compensation for board services described below. We also will reimburse our outside directors for reasonable, customary, and documented travel expenses to meetings of our Board or its committees and other reasonable expenses.
Maximum Annual Compensation Limit
The 2021 Plan includes a maximum annual limit of $500,000 of cash compensation and equity compensation awards that may be paid, issued, or granted to an outside director in any fiscal year (increased to $750,000 in the fiscal year of the outside director’s initial year of service as an outside director). For purposes of this limitation, the grant date fair value is determined in accordance with GAAP as then in effect. Any cash compensation or equity awards granted under the 2021 Plan to an outside director for his or her services as an employee, for his or her services as a consultant (other than as an outside director) will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to our outside directors.

Notice of 2023 Annual Meeting and Proxy Statement	31

Cash Compensation
Our outside directors each receive an annual cash retainer fee in the amount of $35,000. Our lead independent director is entitled to receive an additional $25,000 per year for his service. In addition, all of our outside directors who serve on or chair a Board committee receive the following annual committee fees:
Committee	Chairperson ($)	Member ($)
Audit	35,000	10,000
Governance and Corporate Responsibility	10,000	5,000
Human Resources and Compensation	15,000	7,500
Each outside director who serves as the chairperson of a committee will receive only the annual cash fee as the chairperson of the committee and does not receive the additional annual cash fee as a member of the committee. All cash payments to outside directors are paid quarterly in arrears.
Equity Compensation
In addition, each outside director is awarded equity compensation as follows:
Initial Awards
Each individual who first becomes an outside director following the effective date of the Outside Director Compensation Policy is granted an award of RSUs (an “Initial Award”) covering a number of shares of common stock, with such Initial Award having a grant date fair value (determined in accordance with GAAP) (the “Grant Value”) equal to $165,000, rounded to the nearest whole share of common stock.
Each Initial Award vests in twelve equal quarterly installments over a period of three years, on February 15, May 15, August 15, or November 15 of each year, subject to the outside director continuing to be a service provider through the applicable vesting date.
Annual Award
On the date of each annual meeting of stockholders following the effective date of the Outside Director Compensation Policy, each outside director is automatically granted an award of RSUs (an “Annual Award”) covering a number of shares of common stock, with such award having a grant date fair value of $125,000, rounded to the nearest whole share of common stock. These awards will vest on the earlier of (i) the first anniversary of the grant date, or (ii) the day before the next annual meeting, in each case, subject to the outside director’s continuous service through such vesting date.
Immediately prior to a change in control (as defined in the 2021 Plan), each outside director’s outstanding awards will fully vest, provided that the outside director continues to be an outside director through the date of the change in control.
2022 Director Compensation
The following table sets forth the compensation of our non-employee directors during 2022. Mr. Jansen serves as a member of our Board but, as an executive officer, does not receive any additional compensation for his service as a member of our Board. Mr. Campbell served as a member of our Board prior to his resignation but, as an executive officer, did not receive any additional compensation for his service as a member of our Board. Each of Messrs. Anderson, Feurer, and Tichio elected to waive his compensation during 2022.

Notice of 2023 Annual Meeting and Proxy Statement	32

Name	Fees Earned ($)(1)	Stock Awards ($)(2)	Total ($)
Steven Goldberg	59,011	135,000	194,011
Aleksandra Miziolek(3)	45,217	315,868	361,085
Lesa Roe(4)	47,803	307,371	355,174
John Stephens	104,505	135,000	239,505
MaryAnn Wright(5)	21,311	165,000	186,311

1
Consists of the amounts described above under the subsection “— Cash Compensation.” Amounts are in some cases pro-rated based upon the date on which the individual joined our Board or a committee thereunder.

2
The amounts in this column represent the aggregate grant-date fair value of RSU awards granted to each director during 2022, computed in accordance with the FASB ASC Topic 718. See Note 12 to our Consolidated Financial Statements included in our Annual Report, which contains a discussion of all assumptions made by us in determining the grant date fair value of RSU awards. This includes initial director RSU grants granted on April 1, 2022 to each of Ms. Roe and Ms. Miziolek, and July 18, 2022 to Ms. Wright. This also includes annual director RSU grants granted on May 25, 2022 to each of our compensated non-employee directors, except Ms. Wright, who was not a member of our Board on such date.

3
Ms. Miziolek was appointed to our Board, effective February 10, 2022.

4
Ms. Roe was appointed to our Board, effective January 17, 2022.

5
Ms. Wright was appointed to our Board, effective July 18, 2022.

Outstanding Director Equity Awards at Fiscal Year-End
Name	RSU Awards (Vested / Unvested) (#)	Stock Option Awards (Exercisable / Unexercisable) (#)
Erik Anderson	— / —	— / —
Rainer Feurer	— / —	— / —
Steven Goldberg	— / 15,700	787,003 / 181,617
David Jansen	— / 94,611	2,015,253 / 1,070,366
Aleksandra Miziolek	6,952 / 29,607	— / —
Lesa Roe	6,626 / 28,953	— / —
John Stephens	— / 15,700	127,279 / 254,558
MaryAnn Wright	4,537 / 22,690	— / —
Director Stock Ownership Guidelines
As described more fully in “Stock Ownership Guidelines,” we have established stock ownership guidelines for non-employee directors to help align the interests of directors with those of our stockholders. Under these guidelines, each director is expected to acquire and continue to hold shares of our common stock having an aggregate market value that equals or exceeds five times the rate of the regular annual cash retainer then in effect for non-employee directors. Each director is expected to achieve the target ownership level within five years of becoming a director. As of December 31, 2022, each of our non-employee directors had achieved the target ownership level or were making satisfactory progress toward the target levels and were in compliance with our stock ownership guidelines.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the directors who served on the HRC committee in fiscal year 2022 has served as one of our officers or employees at any time. During 2022, none of our executive officers served as a member of the compensation committee or board of directors of any other company whose executive officer(s) served as a member of our HRC committee or our Board.

Notice of 2023 Annual Meeting and Proxy Statement	33

PAY VERSUS PERFORMANCE

The following disclosure illustrates the relationship between the compensation actually paid to the named executive officers, as calculated in accordance with SEC disclosure rules and the performance of the Company.
					Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (3)	Value of Initial Fixed $100 Investment Based On (4):		Net Income (Loss) ($000)	Company Selected Measure (6)
	Summary Compensation Table Total		Compensation Actually Paid				Total Shareholder Return	Peer Group Total Shareholder Return (5)
Year (1)	PEO1 (2)	PEO2 (2)	PEO1 (3)	PEO2 (3)
2022	3,214,558	1,934,847	(685,383)	(3,711,412)	1,968,670	(2,222,175)	18.96	29.54	(9,555)	N/A
2021	1,418,557	—	2,850,046	—	2,753,846	5,851,455	65.22	90.61	18,092	N/A

1
Until November 29, 2022, the Company’s principal executive officer (“PEO”) was Douglas Campbell, referred to in this section as the “PEO1.” Following November 29, 2022, our PEO was David Jansen, referred to in this section as the “PEO2.” For 2022, our non-PEO named executive officers for the purpose of this disclosure were Joshua Buettner-Garrett, Derek Johnson, James Liebscher, and Kevin Paprzycki. For 2021, our non-PEO named executive officers for the purpose of this disclosure were David Jansen and Jon Jacobs.

2
Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for the applicable year for Mr. Campbell and Mr. Jansen and (ii) the average of the total compensation reported in the Summary Compensation Table for the applicable year for the Company’s named executive officers reported for the applicable year other than Mr. Campbell and Mr. Jansen for 2022 and other than Mr. Campbell for 2021.

3
To calculate compensation actually paid, adjustments were made to the amounts reported in the Summary Compensation Table for the applicable year. A reconciliation of the adjustments for each of the PEOs and for the average of the non-PEO NEOs is set forth following the footnotes to this table.

4
Pursuant to Item 402(v) of Regulation S-K, the comparison assumes $100 was invested on December 9, 2021, our registration date. Historical stock price performance is not necessarily indicative of future stock price performance.

5
The Company’s TSR Peer Group consists of Canoo Inc., ChargePoint Holdings, Inc., ESS Tech, Inc., EVgo Inc., Fisker Inc., FREYR Battery, Lightning eMotors, Inc., The Lion Electric Company, Lordstown Motors Corp., Microvast Holdings, Inc., Nikola Corporation, Proterra Inc., and QuantumScape Corporation.

6
As noted in the Compensation Discussion and Analysis, for 2022, the principal incentive elements in the Company’s executive compensation program were delivered in the form of annual cash bonuses and equity awards in the form of time-vesting stock options and RSUs. As is the case with many companies in the battery technology and electric vehicle industries, the Company’s annual incentive objectives are generally tied to the Company’s strategic and operational goals rather than financial goals. Accordingly, the Company determined that it did not have any financial performance measure which would constitute a “Company-Selected Measure” for purposes of this disclosure.

Notice of 2023 Annual Meeting and Proxy Statement	34

Reconciliation of Compensation Actually Paid Adjustments
Year	Summary Compensation Table Total ($)(a)	Minus Change in Accumulated Benefits Under Defined Benefit and Actuarial Pension Plans ($)(b)	Plus Service Costs Under Defined Benefit and Actuarial Pension Plans ($)(c)	Minus Grant Date Fair Value of Stock Option and Stock Awards Granted in Fiscal Year ($)(d)	Plus Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Option and Stock Awards Granted in Fiscal Year ($)(e)	Plus / (Minus) Change in Fair Value of Outstanding and Unvested Stock Option and Stock Awards Granted in Prior Fiscal Years ($)(f)	Plus Fair Value at Vesting of Stock Option and Stock Awards Granted in Fiscal Year that Vested During Fiscal Year ($)(g)	Plus / (Minus) Change in Fair Value as of Vesting Date of Stock Option and Stock Awards Granted in Prior Years for which Applicable Vesting Conditions Were Satisfied During Fiscal Year ($)(h)	Minus Fair Value as of Prior Fiscal Year-End of Stock Option and Stock Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year ($)(i)	Equals Compensation Actually Paid ($)
PEO1
2022	3,214,558	—	—	(2,873,759)	679,798	(1,406,831)	—	(299,149)	—	(685,383)
2021	1,418,557	—	—	(981,783)	2,413,271	—	—	1	—	2,850,046
PEO2
2022	1,934,847	—	—	(1,436,876)	339,898	(3,751,550)	—	(797,730)	—	(3,711,412)
2021	—	—	—	—	—	—	—	—	—	—
Other NEOs (Average) (j)
2022	1,968,670	—	—	(1,452,367)	319,193	(2,541,446)	101,978	(618,203)	—	(2,222,175)
2021	2,753,846	—	—	(2,531,531)	5,629,139	—	—	—	—	5,851,455

a
Represents Total Compensation as reported in the Summary Compensation Table for the indicated fiscal year. With respect to the other named executive officers, amounts shown represent averages.

b
Represents the aggregate change in the actuarial present value of the accumulated benefits under all defined benefit and actuarial pension plans reported in the Summary Compensation Table for the indicated fiscal year.

c
Represents the sum of the actuarial present value of the benefits under all defined benefit and actuarial pension plans attributable to services rendered during the indicated fiscal year, calculated using the same methodology as used in the Company’s financial statements under generally accepted accounting principles.

d
Represents the grant date fair value of the stock option and RSUs granted during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

e
Represents the fair value as of the indicated fiscal year-end of the outstanding and unvested stock option awards and RSUs granted during such fiscal year, computed in accordance with the methodology used for financial reporting purposes.

f
Represents the change in fair value during the indicated fiscal year of each stock option award and RSUs that was granted in a prior fiscal year and that remained outstanding and unvested as of the last day of the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.

g
Represents the fair value at vesting of the stock option awards and RSUs that were granted and vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

h
Represents the change in fair value, measured from the prior fiscal year-end to the vesting date, of each stock option award and RSUs that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

i
Represents the fair value as of the last day of the prior fiscal year of the stock option award and RSUs that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

j
See footnote 1 above for the named executive officers included in the average for each year.

Notice of 2023 Annual Meeting and Proxy Statement	35

Relationship Between Pay and Performance
We believe the “Compensation Actually Paid” in each of the years reported above and over the two-year cumulative period are reflective of the HRC committee’s emphasis on “pay-for-performance” as the “Compensation Actually Paid” fluctuated year-over-year, primarily due to the result of our stock performance and the corresponding decline in value of equity awards.
Performance Measures Used to Link Company Performance and Compensation Actually Paid to the Named Executive Officers
As noted above, as is the case with many new or recently public companies in the battery technology and electric vehicle industries, we rely less on financial performance goals as compared to non-financial strategic and operational goals. For 2022, these goals and objectives included achieving operational goals related to:
•
Continued development of our electrolyte and cell technologies.

•
Continued progress under our joint development agreements with strategic partners.

•
Completion of certain capital projects.

•
Staying within approved budgets.

•
Building human resources and corporate responsibility capabilities.

Notice of 2023 Annual Meeting and Proxy Statement	36

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information with respect to compensation plans under which our equity securities are authorized for issuance to our employees, directors or consultants, as of December 31, 2022.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuances Under Equity Compensation Plans Excluding Securities Reflected in Column (a)(1) (c)
Equity compensation plans approved by security holders(2)	27,056,152	$2.60	31,700,467(3)
Equity compensation plans not approved by security holders	—	—	—
Total	27,056,152	$2.60	31,700,467(3)

1
The equity compensation plans approved by our stockholders are the 2014 Plan, the 2021 Plan, and the Solid Power, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”). Under the 2021 Plan, the maximum number of shares available will be increased on the first day of each fiscal year in an amount equal to the least of (a) 18,900,000 shares of common stock, (b) a number of shares of common stock equal to 5% of the total number of shares of all classes of our common stock on the last day of the immediately preceding fiscal year, or (c) such number of shares determined by the plan administrator no later than the last day of the immediately preceding fiscal year. Under the ESPP, the maximum number of shares available will be increased on the first day of each fiscal year in an amount equal to the least of (a) 3,778,000 shares of common stock, (b) a number of shares of common stock equal to 1% of the total number of shares of all classes of our common stock on the last day of the immediately preceding fiscal year, or (c) such number of shares determined by the plan administrator no later than the last day of the immediately preceding fiscal year.

2
No further grants may be made under the 2014 Plan. The number in column (a) includes 1,057,980 shares subject to outstanding unvested RSU grants and vested RSU grants that have not yet been settled for shares of common stock.

3
Includes 5,463,579 shares available for issuance under the ESPP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information, as of March 27, 2023, concerning the beneficial ownership of our common stock by: (i) each person we know to be the beneficial owner of more than 5% of our common stock; (ii) each of our current directors; (iii) each of our named executive officers shown in our Summary Compensation Table; and (iv) all current directors and executive officers as a group.
As of March 27, 2023, there were 177,515,091 shares of our common stock issued and outstanding. Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power of that security, including (i) stock options and warrants that are currently exercisable or exercisable within 60 days of March 27, 2023, (ii) RSUs that have vested but have not yet been settled in shares of common stock, and (iii) shares underlying RSUs that are scheduled to vest within 60 days of March 27, 2023. Shares of our common stock issuable pursuant to the exercise of stock options and warrants or the settlement or vesting of RSUs are deemed outstanding for computing the ownership percentage of the person holding such stock options, warrants, and/or RSUs, or the ownership percentage of any group of which the person is a member, but are not deemed outstanding for computing the ownership percentage of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable.
Unless otherwise indicated, the address for each director and executive officer listed is: c/o Solid Power, Inc., 486 S. Pierce Avenue, Suite E, Louisville, CO 80027.

Notice of 2023 Annual Meeting and Proxy Statement	37

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Greater than Five Percent Holders
Pierre Lapeyre, Jr.(1)	17,553,282	9.5%
David Leuschen(2)	17,430,862	9.4%
Entities affiliated with Volta Energy Technologies, LLC(3)	9,206,506	5.2%
Ford Motor Company(4)	11,632,911	6.6%
BMW Holding B.V.(5)	10,488,518	5.9%
Directors and Named Executive Officers
Erik Anderson(6)	1,008,759	*
Rainer Feurer	—	—
Steven Goldberg(7)	903,601	*
David Jansen(8)	3,022,442	1.7%
Aleksandra Miziolek(9)	26,129	*
Lesa Roe(10)	25,639	*
John Stephens(11)	442,984	*
MaryAnn Wright(12)	9,075	*
Joshua Buettner-Garrett(13)	5,294,446	2.9%
Derek Johnson(14)	1,267,079	*
James Liebscher(15)	362,458	*
Kevin Paprzycki(16)	472,637	*
Douglas Campbell(17)	7,160,145	4.0%
All Directors and Executive Officers as a Group (12 individuals)(18)	12,835,249	6.8%

*
Less than 1%

1
Based on the Schedule 13D filed on March 1, 2023, consists of: (i) 1,847,664 shares directly held by Pierre F. Lapeyre, Jr., (ii) 1,145,244 shares held by Decarbonization Plus Acquisition Sponsor III LLC (the “Sponsor”), (iii) 7,256,959 shares underlying Private Placement Warrants held by the Sponsor that are currently exercisable, (iv) 485,112 shares held by Riverstone SP Partners, LLC (“Riverstone SP”), and (v) 6,798,303 shares held by REL Batavia Partnership, L.P. (“REL”). Riverstone Holdings LLC (“Riverstone”) is the managing member of the Sponsor and Riverstone SP. David M. Leuschen and Pierre F. Lapeyre, Jr. are the managing directors of Riverstone and the sole members of the ultimate general partner of REL. As such, (i) each of Riverstone, David M. Leuschen and Pierre F. Lapeyre, Jr. have shared voting and investment discretion with respect to, and may be deemed to have or share beneficial ownership of the shares, including the shares underlying the Private Placement Warrants that are exercisable, held directly by the Sponsor and Riverstone SP and(ii) each of David M. Leuschen and Pierre F. Lapeyre, Jr. have shared voting and investment discretion with respect to, and may be deemed to have or share beneficial ownership of, the shares held by REL. Each such entity or person disclaims any such beneficial ownership. The business address of each of these entities and individuals is c/o Riverstone Holdings LLC, 712 Fifth Avenue, 36th Floor, New York, NY 10019.

2
Based on the Schedule 13D filed on March 1, 2023, consists of: (i) 1,745,244 shares directly held by David M. Leuschen, (ii) 1,145,244 shares held by the Sponsor, (iii) 7,256,959 shares underlying Private Placement Warrants held by the Sponsor that are currently exercisable; (iv) 485,112 shares held by Riverstone SP and (v) 6,798,303 shares held by REL. Riverstone is the managing member of the Sponsor and Riverstone SP. David M. Leuschen and Pierre F. Lapeyre, Jr. are the managing directors of Riverstone and the sole members of the ultimate general partner of REL. As such, (a) each of Riverstone, David M. Leuschen and Pierre F. Lapeyre, Jr. have shared voting and investment discretion with respect to, and may be deemed to have or share beneficial ownership of the shares, including the shares underlying the Private Placement Warrants that are exercisable, held directly by the Sponsor and Riverstone SP and (b) each of David M. Leuschen and Pierre F. Lapeyre, Jr. have shared voting and investment discretion with respect to, and may be deemed to have or share beneficial ownership of, the shares held by REL. Each such entity or person disclaims any such beneficial ownership. The business address of each of these entities and individuals is c/o Riverstone Holdings LLC, 712 Fifth Avenue, 36th Floor, New York, NY 10019.

3
Based on the Schedule 13G filed on March 7, 2023, consists of: (i) 1,171,769 shares held by Volta Energy Storage Fund I, LP (“Volta Energy”), (ii) 5,860,028 shares held by Volta SPV SPW, LLC (“Volta SPV”), (iii) 1,513,525 shares held by Volta SPW Co-Investment, LP (“Volta SPW”) and (iv) 661,184 shares held directly by Volta Energy Technologies, LLC. Volta Energy Storage Fund I GP, LLC, a wholly owned subsidiary of Volta Energy Technologies, LLC, is the general partner of Volta Energy and Volta SPW and has the power to direct investments and/or vote the shares held by them. As such, Volta Energy Technologies, LLC may be deemed to beneficially own the shares held by Volta Energy and Volta SPW. Volta Energy Technologies, LLC is the managing member of Volta SPV and has the power to direct investments and/or vote the shares held by Volta SPV. As such, Volta Energy Technologies, LLC may be deemed to beneficially own the shares held by Volta SPV. The business address for Volta Energy Technologies, LLC is 28365 Davis Pkwy STE 202, Warrenville, IL 60555.

4
Based on the Schedule 13G filed on December 20, 2021. The business address of Ford Motor Company is 1 American Road, Dearborn, MI 48126.

5
Based on the Schedule 13D filed on December 20, 2021. BMW Holding B.V., which is a wholly owned subsidiary of BMW INTEC Beteiligungs GmbH (“BMW INTEC”), which is a wholly owned subsidiary of Bayerische Motoren Werke AG (“BMW AG”). BMW AG is a publicly traded entity controlled by a 20-person supervisory board. BMW AG has the power to direct investments and/or vote the shares held by BMW Holding B.V. Accordingly, BMW AG and BMW INTEC may also be deemed to indirectly beneficially own the shares held by BMW Holding B.V. Each of BMW Holding

Notice of 2023 Annual Meeting and Proxy Statement	38

B.V., BMW INTEC and BMW AG disclaims beneficial ownership of the shares except to their respective pecuniary interest therein. The business address of each of BMW AG and BMW INTEC is Petuelring 130, 80809 Munich, Federal Republic of Germany. The business address of BMW Holding B.V. is Einsteinlaan 5, 2289 CC Rijswijk, The Netherlands.
6
Consists of 1,008,759 shares held by WRG DCRC Investors, LLC (“WRG”). WestRiver Management, LLC (“WestRiver”) is the sole managing member of WRG. Erik Anderson is the sole member and manager of WestRiver. As such, Mr. Anderson may be deemed to indirectly beneficially own the shares held by WRG. Mr. Anderson disclaims beneficial ownership of the shares except to the extent of his pecuniary interest therein.

7
Consists of: (i) 887,901 shares issuable pursuant to stock options exercisable within 60 days of March 27, 2023 and (ii) 15,700 shares underlying RSUs scheduled to vest within 60 days of March 27, 2023.

8
Consists of: (i) 795,495 shares held by the Jean and David Jansen Living Trust (the “Jansen Trust”), (ii) 2,203,295 shares issuable pursuant to stock options exercisable within 60 days of March 27, 2023 held directly by David Jansen, and (iii) 23,652 shares underlying RSUs scheduled to vest within 60 days of March 27, 2023. Mr. Jansen serves as the trustee of the Jansen Trust and has the power to exercise voting and investment power over such shares. As such, Mr. Jansen is deemed to beneficially own the shares held by the Jansen Trust.

9
Consists of: (i) 8,691 shares underlying RSUs that have vested but have not been settled for shares of common stock and (ii) 17,438 shares underlying RSUs scheduled to vest within 60 days of March 27, 2023.

10
Consists of: (i) 8,282 shares underlying RSUs that have vested but have not been settled for shares of common stock and (ii) 17,357 shares underlying RSUs scheduled to vest within 60 days of March 27, 2023.

11
Consists of: (i) 300,005 shares held by a Limited Partnership (the “LP”), (ii) 127,279 shares issuable pursuant to stock options exercisable within 60 days of March 27, 2023, and (iii) 15,700 shares underlying RSUs scheduled to vest within 60 days of March 27, 2023. Mr. Stephens and his family own 99% of the LP, and the remaining 1% is held by the general partner of the LP (the “GP”). The GP is a limited liability company wholly owned by Mr. Stephens and his spouse and is solely managed by Mr. Stephens. As such, Mr. Stephens may be deemed to indirectly beneficially own such shares.

12
Consists of: (i) 6,806 shares underlying RSUs that have vested but have not been settled for shares of common stock and (ii) 2,269 shares underlying RSUs scheduled to vest within 60 days of March 27, 2023.

13
Consists of: (i) 5,281,832 shares issuable pursuant to stock options exercisable within 60 days of March 27, 2023 and (ii) 12,614 shares underlying RSUs scheduled to vest within 60 days of March 27, 2023.

14
Consists of: (i) 1,245,003 shares issuable pursuant to stock options exercisable within 60 days of March 27, 2023 and (ii) 22,076 shares underlying RSUs scheduled to vest within 60 days of March 27, 2023.

15
Consists of: (i) 20,672 shares held directly, (ii) 328,383 shares issuable pursuant to stock options exercisable within 60 days of March 27, 2023, and (iii) 13,403 shares underlying RSUs scheduled to vest within 60 days of March 27, 2023.

16
Consists of: (i) 453,715 shares issuable pursuant to stock options exercisable within 60 days of March 27, 2023 and (ii) 18,922 shares underlying RSUs scheduled to vest within 60 days of March 27, 2023.

17
Based on the Schedule 13D/A filed January 4, 2023. The business address of Mr. Campbell is 417 Gay Street, Longmont, CO 80501.

18
Consists of: (i) 2,124,931 shares held directly or indirectly, (ii) 23,799 shares underlying RSUs that have vested but have not been settled for shares of common stock, (iii) 10,527,408 shares issuable pursuant to stock options exercisable within 60 days of March 27, 2023, and (iv) 159,131 shares underlying RSUs scheduled to vest within 60 days of March 27, 2023.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions since January 1, 2022 to which we have been a party, in which the amount involved in the transaction exceeded $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change of control, and other arrangements, which are described under the section entitled “Executive Compensation.”
Transactions with BMW
Pursuant to certain commercial arrangements, BMW of North America, LLC (“BMW”) paid an aggregate of approximately $6 million to Solid Power in the year ended December 31, 2022. BMW AG and its affiliates are beneficial owners of more than 5% of the outstanding shares of Common Stock.
On December 20, 2022, Solid Power Operating, Inc., a wholly owned subsidiary of the Company (collectively, the “Company”), and BMW entered into Amendment No. 4 (“Amendment No. 4”) to the Joint Development Agreement, dated July 1, 2017. Pursuant to the terms of Amendment No. 4, the Company granted BMW a research and development-only license to certain of the Company’s intellectual property relating to solid-state battery cell manufacturing (the “R&D License”). The R&D License allows, among other things, BMW to install a solid state prototype cell manufacturing line based upon the Company’s proprietary information. The R&D License is limited to BMW’s research and development activities and may not be used for commercial battery cell production.
In consideration of the R&D License and additional development activities contemplated by Amendment No. 4, BMW agreed to pay the Company $20 million between December 2022 and June 2024, subject to the Company achieving certain milestones.

Notice of 2023 Annual Meeting and Proxy Statement	39

Pursuant to Amendment No. 4, prior to installation of BMW’s anticipated prototype cell manufacturing line, the Company and BMW have agreed to undertake development and manufacturing activities jointly at the Company’s facilities. Under the terms of Amendment No. 4, any intellectual property developed jointly by the Company and BMW at the Company’s facilities will be solely owned by the Company (“Joint Onsite Foreground IP”). To the extent intellectual property is jointly conceived but not considered Joint Onsite Foreground IP, the Company and BMW will jointly own such intellectual property. Each party will solely own intellectual property developed solely by such party. The Company and BMW will each have the right to utilize the other party’s technical improvements for research and development purposes only. Subject to certain limitations, the Company has the right to cause BMW to license BMW’s technical improvements to the Company for commercial purposes.
Our audit committee approved the terms of Amendment No. 4 pursuant to our Related Person Transaction Policy.
In connection with a private financing in May 2021, the Company and BMW Holding B.V., an affiliate of BMW AG and one of our stockholders, entered into the BMW Nomination Agreement, pursuant to which BMW Holding B.V. received certain board observer rights and director nomination rights, including the right to nominate a director for election to our Board. This transaction was entered into prior to the adoption of our Related Person Transaction Policy. Dr. Feurer, Senior Vice President at BMW and BMW Holding’s nominee, has served on our Board since May 2021, pursuant to the BMW Nomination Agreement.
Related Person Transaction Policy
Our Board has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. For purposes of this policy, a “Related Person Transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which Solid Power or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest.
Transactions involving compensation for services provided to us as an employee, consultant or director will not be considered related person transactions under this policy. A related person is any executive officer, director, nominee to become a director or a holder of more than 5% of any class of our voting securities (including Common Stock), including any of their immediate family members and affiliates, including entities owned or controlled by such persons.
Under the policy, the related person in question or, in the case of transactions with a holder of more than 5% of any class of our voting securities, an officer with knowledge of a proposed transaction, must present information regarding the proposed related person transaction to the audit committee of our Board (or, where review by the audit committee would be inappropriate, to another independent body of our Board) for review. To identify related person transactions in advance, we will rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related person transactions, the audit committee will consider the relevant available facts and circumstances, which may include, but are not limited to:
•
any person who is, or at any time during the applicable period was, one of our executive officers or a member of our Board;

•
the risks, costs, and benefits to us;

•
the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•
the terms of the transaction;

•
the availability of other sources for comparable services or products; and

•
the terms available to or from, as the case may be, unrelated third parties.

Our audit committee will approve only those transactions that it determines are fair to us and in our best interests.

Notice of 2023 Annual Meeting and Proxy Statement	40

PROPOSAL NO. 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee is responsible for the appointment, compensation, retention, evaluation and termination of our independent external audit firm. Our audit committee has selected Ernst & Young, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Ernst & Young, LLP has been engaged by us since December 8, 2021.
Our audit committee and Board believe that the continued retention of Ernst & Young, LLP as our independent external audit firm for fiscal year 2023 is in the best interests of our Company and stockholders and are therefore asking stockholders to again ratify this annual appointment. Representatives of Ernst & Young, LLP are expected to be present at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young, LLP as our independent registered public accounting firm. However, our Board is submitting the selection of Ernst & Young, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will consider whether to retain Ernst & Young, LLP. Even if the selection is ratified, the audit committee may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in our and our stockholders’ best interests.
Voting Standard
The affirmative vote of the holders of a majority of the votes cast either virtually during the Annual Meeting or represented by proxy at the Annual Meeting will be required to ratify the selection of Ernst & Young, LLP for our fiscal year ending December 31, 2023. Abstentions will not be counted as votes cast on this proposal. No broker non-votes are expected on this proposal.
Principal Accountant Fees and Services
The following table sets forth the fees paid for professional services rendered for the audit of our Company’s annual financial statements for 2022 and 2021, as well as fees paid for other services provided by Ernst & Young, LLP in those years:
	Year Ended December 31,
(amounts in thousands)	2022	2021
Audit Fees(1)	$1,048	$1,130
Audit-Related Fees	—	—
Tax Fees	—	—
Total Fees	$1,048	$1,130

1
Consists of fees for audit services related to the audit of our annual consolidated financial statements and the review of our quarterly consolidated financial statements. The Audit Fees incurred in 2021 also include fees relating to services performed in connection with our securities offerings, including consents and review of documents filed with the SEC and other offering documents.

Change in Auditor
On December 8, 2021, the audit committee approved the engagement of Ernst & Young, LLP as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2021. Ernst & Young, LLP served as the independent registered public accounting firm of Solid Power Operating, Inc. prior to the business combination with Decarbonization Plus Acquisition Corporation III (“DCRC”), a special purpose acquisition company, on December 8, 2021. Accordingly, as previously disclosed, WithumSmith+Brown, PC (“Withum”), the independent registered public accounting firm of DCRC prior to the business combination, was informed on December 8, 2021 that it would be replaced by Ernst & Young, LLP.

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The report of Withum on DCRC’s financial statements as of June 30, 2021 and for the period from January 29, 2021 (DCRC’s inception) through June 30, 2021, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles.
During the period from January 29, 2021 (DCRC’s inception) to June 30, 2021 and the subsequent interim period through December 8, 2021, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Withum, would have caused Withum to make reference thereto in its report on DCRC’s pre-merger financial statements as of June 30, 2021 and for the period from January 29, 2021 (DCRC’s inception) to June 30, 2021. During the period from January 29, 2021 (DCRC’s inception) to June 30, 2021 and the subsequent interim period through December 8, 2021, there were no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K.).
We provided Withum with a copy of the foregoing disclosures when they were originally disclosed in the Company’s Current Report on Form 8-K filed with the SEC on December 13, 2021, at which time Withum furnished a letter addressed to the SEC stating that it agreed with the statements made therein, a copy of which is incorporated as Exhibit 16.2 to the Company’s Current Report on Form 8-K filed with the SEC on December 13, 2021.
Pre-Approval Policy
The audit committee’s policy is to pre-approve all audit and permissible non-audit services rendered by our independent registered public accounting firm. The audit committee can pre-approve specified services in defined categories of audit services, audit-related services and tax services up to specified amounts, as part of the audit committee’s approval of the scope of the engagement of our independent registered public accounting firm or on an individual case-by-case basis before our independent registered public accounting firm is engaged to provide a service. The audit committee has determined that the rendering of tax-related services by our independent registered public accounting firm is compatible with maintaining the principal accountant’s independence for audit purposes, although our independent registered public accounting firm did not provide any tax-related services in fiscal year 2022. Our independent registered public accounting firm has not been engaged to perform any non-audit services.
Recommendation of Our Board of Directors
✓	OUR BOARD AND THE AUDIT COMMITTEE RECOMMEND A VOTE “FOR” THE RATIFICATION OF ERNST & YOUNG, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

REPORT OF THE AUDIT COMMITTEE

The audit committee operates pursuant to a written charter, which complies with the corporate governance standards of The Nasdaq Global Select Market. A copy of the current charter is available on our website. This report reviews the actions taken by the audit committee with regard to our financial reporting process for fiscal year 2022 and the audited consolidated financial statements.
The audit committee is composed solely of independent directors. None of the committee members is or has been an officer or employee of the Company or any of our subsidiaries or has any current business or any family relationship with the Company or any of our subsidiaries or affiliates.
Our management has the primary responsibility for the financial statements and reporting process, including the systems of internal controls. The independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report

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thereon. The audit committee’s responsibility is to monitor and oversee these processes and to select annually the accountants to serve as our independent auditors for the coming year.
In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022, including a discussion of the quality, rather than just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.
The audit committee also discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, rather than just the acceptability, of our accounting principles and such other matters as are required to be discussed with the audit committee under the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The audit committee also reviewed and discussed with the independent auditors the critical audit matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the consolidated financial statements, and (2) involved the auditor’s especially challenging, subjective or complex judgments. In addition, the audit committee discussed with the auditors their independence from management and the Company, including the matters in the written disclosures and the letter required by the PCAOB regarding the independent auditors’ communications with the audit committee regarding independence. The audit committee also considered whether the provision of services during the fiscal year ended December 31, 2022 by the auditors that were unrelated to their audit of the consolidated financial statements referred to above and to their reviews of our interim consolidated financial statements during the fiscal year is compatible with maintaining their independence.
Additionally, the audit committee discussed with the independent auditors the overall scope and plan for their audit. The audit committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls and the overall quality of our financial reporting.
In reliance on the reviews and discussions referred to above, the audit committee recommended to our Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC.
AUDIT COMMITTEE
John Stephens, Chairperson
Erik Anderson
Lesa Roe
The information contained above in this section titled “Audit Committee Report” will not be considered “soliciting material” or to be “filed” with the SEC, nor will that information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference into a filing.

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PROPOSAL NO. 3 — NON-BINDING ADVISORY VOTE TO APPROVE THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required under Section 14A of the Exchange Act, our Board is asking our stockholders to indicate the frequency they believe an advisory vote on executive compensation, or a “say-on-pay” vote, should occur. Stockholders may indicate whether they prefer that we hold a say-on-pay vote every three years, every two years or every one year, or they may abstain from this vote. In accordance with SEC rules, stockholders will have the opportunity at least every six years to recommend the frequency of future Say on Pay advisory votes on executive compensation.
Our Board has determined that a say-on-pay vote every year is the best approach for our company and our stockholders. Our Board believes that our current executive compensation programs directly link executive compensation to our operational performance and align the interests of our executive officers with those of our stockholders. Our Board is of the view that giving our stockholders the right to cast an advisory vote every year on their approval of the compensation arrangements of our named executive officers is a good corporate governance practice and is in the best interests of our stockholders. An annual say-on-pay vote allows our stockholders to provide us with frequent input on our executive compensation philosophy, policies and practices. Accordingly, our Board recommends that our stockholders vote for a frequency of every ONE YEAR when voting on the advisory vote on the frequency of a say-on-pay vote.
Stockholders are not ultimately voting to approve or disapprove our Board’s recommendation. As this is an advisory vote, it is not binding on our company and our Board may decide that it is in the best interest of our company and our stockholders to hold a say-on-pay vote more or less frequently than the preference receiving the highest number of votes of our stockholders. Our Board expects to take into account the outcome of the vote when considering the frequency of say-on-pay votes.
Recommendation of Our Board of Directors
✓	OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR A FREQUENCY OF EVERY ONE YEAR AS THE FREQUENCY OF THE NON-BINDING ADVISORY VOTE REGARDING EXECUTIVE COMPENSATION FOR OUR NAMED EXECUTIVE OFFICERS.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our executive officers, directors, and “beneficial owners” of more than 10% of our common stock to file stock ownership reports and reports of changes in ownership with the SEC. Based on a review of those reports and written representations from the reporting persons, we believe that during fiscal year 2022, all transactions were reported on a timely basis except for a late Form 3 filed jointly by David M. Leuschen and Pierre F. Lapeyre, Jr. on February 14, 2022 to report their “beneficial ownership” of more than 10% of our common stock.

WHERE TO GET ADDITIONAL INFORMATION

As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements, and other information with the SEC. As an electronic filer, our public filings are maintained on the SEC’s website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The

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address of that website is http://www.sec.gov. In addition, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. The address of our website is https://ir.solidpowerbattery.com.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

We filed an Annual Report on Form 10-K with the SEC on March 1, 2023 relating to our 2022 fiscal year. A copy of this report is also available through https://ir.solidpowerbattery.com. Stockholders may also obtain a copy of this report, without charge, by written request addressed to: Secretary, c/o Solid Power, Inc., 486 S. Pierce Ave., Suite E, Louisville, CO 80027.

STOCKHOLDER COMMUNICATIONS

We provide an informal process for stockholders to send communications to our Board and its members. Stockholders who wish to contact our Board or any director may do so by writing to our Secretary, c/o Solid Power, Inc., 486 S. Pierce Ave., Suite E, Louisville, CO 80027. At the direction of our Board, all mail received will be opened and screened for security purposes. Correspondence directed to an individual director is referred to that director. Correspondence not directed to a particular director is referred to our Secretary, James Liebscher.

OTHER BUSINESS

Our Board knows of no other business that will be presented at the Annual Meeting other than as set forth in this Proxy Statement. However, if any other matter is properly presented at the Annual Meeting, the persons named in the accompanying proxy card will have discretionary authority to vote on such matter.

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QUESTIONS AND ANSWERS REGARDING PROXY MATERIALS AND
VOTING INFORMATION

What is Included in the Proxy Materials?
The proxy materials for the Annual Meeting include the Notice of Annual Stockholders’ Meeting, this Proxy Statement, and our Annual Report. If you receive a paper copy of these materials, the proxy materials also include a proxy card or voting instruction form.
Why Did I Receive the Proxy Materials?
Your proxy is being solicited by our Board. The proxy materials are being furnished to you in connection with the Annual Meeting of Solid Power for the purposes set forth in this Proxy Statement.
Why Did I Receive a Notice of Internet Availability of Proxy Materials?
In accordance with the SEC rules, we are using the Internet as our primary means of furnishing proxy materials to our stockholders. Consequently, many stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) with instructions for accessing the proxy materials, including our proxy statement and Annual Report, and voting via the Internet. The Notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly and helps conserve natural resources. If you previously elected to receive our proxy materials electronically, these materials will continue to be sent via email unless you change your election.
What is the Record Date?
Our Board set March 27, 2023 as the Record Date. Stockholders owning Solid Power common stock at the close of business on that date may vote at the Annual Meeting. On that date, there were 177,515,091 shares of common stock outstanding and approximately 33 stockholders of record of our common stock. Each share is entitled to one vote on each matter to be voted upon at our Annual Meeting.
What are the Proposals to be Voted on, and What are the Voting Standards?
Proposals		Board’s Recommendation	Voting Standard	Effect of Abstentions and Broker Non-Votes
1	Election of the three nominees named in this proxy statement as Class II directors	FOR EACH DIRECTOR NOMINEE	Plurality of the shares present in person or represented by proxy and entitled to vote thereon.	Abstentions and broker non-votes have no effect on the proposal.
2	Ratification of Ernst & Young, LLP as independent registered public accounting firm	FOR	Majority of votes cast.	Abstentions have no effect on the proposal. No broker non-votes are expected on the proposal.
3	Frequency of future “Say-on-Pay” proposals on executive compensation	FOR A FREQUENCY OF EVERY ONE YEAR	The choice of frequency that receives the greatest number of votes cast will be considered the preference of our stockholders.	Abstentions and broker non-votes have no effect on the proposal.
If any other matter is properly presented at the Annual Meeting, the persons named in the accompanying proxy card will have discretionary authority to vote on that matter.

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How Can I Attend the Virtual Annual Stockholders’ Meeting?
This year’s Annual Meeting will be held entirely online. We are utilizing the virtual meeting format to enhance stockholder access and encourage participation and communication with our management. We believe this format facilitates stockholder attendance and participation by enabling all stockholders to participate fully, and equally, using any internet-connected device from any location around the world at no cost. We believe a virtual meeting protects the health and safety of attendees and saves us and our stockholders time and money.
Stockholder of Record: Shares Registered in Your Name
Stockholders of record as of the Record Date will be able to attend and participate in the Annual Meeting online by accessing https://www.cstproxy.com/solidpower/2023. To join the Annual Meeting, you will need to have your control number, which is included on your Notice and/or your proxy card, if you received a paper copy of the proxy materials. Even if you plan to attend the Annual Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the Annual Meeting.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent
If you hold your position through a broker, bank, or other agent and would like to join the meeting or ask a question, you will need to contact your broker, bank, or other agent in order to obtain a control number. Any stockholder may attend, listen, vote and ask a question during the virtual meeting with a valid control number.
How do I Access the Audio Webcast of the Annual Meeting?
The live audio webcast of the Annual Meeting will begin promptly at 10:00 a.m., Mountain Time. Online access to the audio webcast will open approximately 30 minutes prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system. We encourage our stockholders to access the meeting prior to the start time.
How do I Log In?
To attend the online Annual Meeting, log in at https://www.cstproxy.com/solidpower/2023. Stockholders will need their control number, which appears on the Notice or your proxy card, if you received a paper copy of the proxy materials. If you do not have a control number, please contact your broker, bank, or other agent as soon as possible, so that you can be provided with a control number and gain access to the Annual Meeting.
How do I Submit Questions at the Virtual Annual Meeting?
As part of the Annual Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted during the meeting via the Q&A tool in accordance with the Annual Meeting’s Rules of Conduct (“Rules of Conduct”) that are pertinent to the Company and the meeting matters, as time permits. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.
The Rules of Conduct will be posted on https://www.cstproxy.com/solidpower/2023 approximately two weeks prior to the date of the Annual Meeting.
If I Am Not a Stockholder, Can I Access the Live Webcast?
The live audio webcast will be available to not only our stockholders but also our team members and other constituents.
What if I Need Technical Assistance During the Virtual Annual Meeting?
Beginning 15 minutes prior to the start of and during the virtual Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting log-in page.

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Am I Entitled to Vote?
What is the Difference Between Holding Shares as a Stockholder of Record or as a Beneficial Owner?
If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the “stockholder of record,” with respect to those shares. If your shares are held by a broker, bank, or other agent, you are considered the “beneficial owner” of shares held in street name. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting.
Who is Entitled to Vote?
Stockholder of Record: Shares Registered in Your Name
Only stockholders of record at the close of business on the Record Date are entitled to notice of the Annual Meeting. Such stockholders may vote shares held by them at the close of business on the Record Date at the Annual Meeting. A list of such stockholders will be available for 10 business days prior to the meeting at the Company’s principal executive offices located at 486 S. Pierce Ave., Suite E, Louisville, CO 80027. A stockholder may examine the list for any legally valid purpose related to the Annual Meeting.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent
As a beneficial owner of shares, you are also invited to attend the Annual Meeting virtually. However, the organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other agent on how to vote the shares in your account. Your brokerage firm, bank, or other agent will not be able to vote on Proposal 1 for the election of directors or Proposal 3 for the frequency of future “Say-on-Pay” proposals on executive compensation unless they have your voting instructions, so it is very important that you indicate your voting instructions to the institution holding your shares. Since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank, or other agent.
How May I Vote?
For Proposal 1, you may vote “For” or you may “Withhold” your vote with respect to each nominee to our Board of Directors.
For Proposal 2, you may vote “For,” “Against,” or abstain from voting.
For Proposal 3, you may vote for every “one year,” “two years,” “three years,” or you abstain from voting. The procedures for voting are outlined below.
How Can I Vote Before our Annual Meeting?
Stockholder of Record: Shares Registered in Your Name
To vote online, please refer to the instructions included with the Notice and/or on your proxy card, if you received a paper copy of the proxy materials. To vote by mail, please complete the accompanying proxy card and return it to us as instructed in the accompanying proxy card, if you received a paper copy of the proxy materials. Votes submitted online or by mail must be received by 11:59 p.m., Mountain Time, on May 23, 2023. Submitting your vote online or by mail will not affect your right to vote virtually during the Annual Meeting, if you choose to do so. Proxies that are properly delivered to us and not revoked before the closing of the polls during the Annual Meeting will be voted for the proposals described in this Proxy Statement in accordance with the instructions set forth in the accompanying proxy card.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent
As a beneficial owner of shares, you may vote by proxy by following the instructions on the Notice, voting instruction form, or otherwise provided by your bank, broker, or other agent. You must provide your voting instructions to your broker,

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bank, or other agent by the deadline provided in the proxy materials you receive from your broker, bank, or other agent in order for your shares to be voted.
Can I Vote at the Virtual Annual Meeting?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record as of the Record Date, you may vote during the Annual Meeting by attending the Annual Meeting online and following the instructions posted at https://www.cstproxy.com/solidpower/2023, by proxy over the Internet, or, if you request printed copies of the proxy materials by mail, you may vote by mail. If your proxy is properly executed in time to be voted at the Annual Meeting, the shares represented by the proxy will be voted in accordance with the instructions you provide. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting virtually and vote during the Annual Meeting if you have already voted by proxy.
1.
To vote during the Annual Meeting, follow the instructions posted at https://www.cstproxy.com/solidpower/2023. You will be asked to provide the control number, located on the Notice or proxy card, and follow the instructions.

2.
To vote on the Internet, go to https://www.cstproxy.com/solidpower/2023 to complete an electronic proxy card. You will be asked to provide the control number, located on the Notice or proxy card, and follow the instructions. Your vote must be received by 11:59 p.m., Mountain Time, on May 23, 2023 to be counted.

3.
To vote by mail, request a paper copy of the proxy materials by following the instructions on the Notice and complete, sign, and date the proxy card enclosed with the paper copy of the proxy materials and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice, voting instruction form, or other voting instruction from that organization rather than from us. To vote at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank, or other agent, or contact your broker, bank, or other agent, to ensure that your vote will be counted.
We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
What if I am a Beneficial Owner and Do Not Give Instructions on How to Vote?
When a beneficial owner of shares held by a broker, bank, or other agent does not give voting instructions to his, her or their broker, bank, or other agent as to how to vote on matters deemed to be “non-routine” under stock exchange rules, the broker, bank, or other such agent cannot vote such shares. These un-voted shares are counted as “broker non-votes.” Proposals 1 and 3 are considered to be “non-routine” under such rules and we therefore expect broker non-votes on these proposals. However, because Proposal 2 is considered “routine” under such rules, we do not expect broker non-votes on this proposal. We are aware, however, that certain brokers elect not to exercise their discretionary authority to vote on routine matters absent voting instructions from their beneficial owners. Accordingly, if you are a beneficial owner of shares held in “street name,” in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank, or other agent by the deadline provided in the materials you receive from such organization.
What is a Quorum?
In accordance with our Bylaws, the presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total voting power of our capital stock issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at the Annual Meeting.

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Abstentions from voting on a proposal by a stockholder at the Annual Meeting, as well as broker non-votes, will be considered for purposes of establishing a quorum at the Annual Meeting.
How are Votes Tabulated?
A representative from our transfer agent, Continental Stock Transfer & Trust Company, will determine if a quorum is present, tabulate the votes and serve as our inspector of election at the meeting.
What if I Want to Change my Vote?
You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy in any one of three ways:
1.
A duly executed proxy card with a later date or time than the previously submitted proxy;

2.
A written notice that you are revoking your proxy to our Secretary, c/o Solid Power, Inc., 486 S. Pierce Ave., Suite E, Louisville, CO 80027; or

3.
A later-dated vote on the Internet or a ballot cast online during the Annual Meeting (simply virtually attending the Annual Meeting will not, by itself, revoke your proxy).

If you are a beneficial owner, you may revoke your proxy by submitting new instructions to your broker, bank, or other agent, or if you have received a proxy from your broker, bank, or other agent giving you the right to vote your shares at the Annual Meeting, by attending the meeting virtually and voting during the meeting.
Are Votes Confidential?
Our practice is to hold the votes of each stockholder in confidence from directors, officers and employees, except (1) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company; (2) in the case of a contested proxy solicitation; (3) if a stockholder makes a written comment on the proxy card or otherwise communicates his, her or their vote to the Company; or (4) as needed to allow the inspector of election to certify the results of the vote.
How do I Submit Stockholder Proposals for Next Year’s Annual Meeting?
Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our 2024 proxy statement. Any such proposal must be submitted in writing by December 12, 2023 to our Secretary, c/o Solid Power, Inc., 486 S. Pierce Ave., Suite E, Louisville, CO 80027. If we change the date of our 2024 Annual Meeting by more than 30 days from the one-year anniversary of the 2023 Annual Meeting, the deadline shall be a reasonable time before we begin to print and send our proxy materials. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities laws and our Bylaws. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.
Our Bylaws also establish an advance notice procedure for stockholders who wish to nominate one or more persons for election to our Board (each, a “Proposed Nominee”) or to present a proposal for any other proper business before an annual meeting of stockholders but do not intend for such proposal to be included in our proxy statement. Our Bylaws provide that if you wish to nominate a Proposed Nominee or to submit a proposal for any other proper business that is not to be included in next year’s proxy statement, a timely notice in proper written form as specified in our Bylaws must be delivered to, or mailed and received by our Secretary, c/o Solid Power, Inc., 486 S. Pierce Ave., Suite E, Louisville, CO 80027, no earlier than January 25, 2024 and no later than the close of business on February 24, 2024, which notice must contain the information specified in our Bylaws (a “Stockholder Notice”). If we change the date of our 2024 Annual Meeting by more than 25 days from the one-year anniversary of the 2023 Annual Meeting, then any such Stockholder Notice must be received, no earlier than the 120th day prior to our 2024 Annual Meeting and no later than the 10th day following the day on which public announcement of the date of the 2024 Annual Meeting is first made by the Company. The public announcement of an adjournment or postponement of the 2024 Annual Meeting does not commence a new time period

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(or extend any time period) for the giving of a Stockholder Notice as described in this proxy statement. You are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominees.
Pursuant to our Bylaws, if you intend to solicit proxies in support of any Proposed Nominee other than the Company’s director nominees at any meeting of stockholders, the Stockholder Notice must contain, among other things, a written representation that you intend to solicit proxies in support of the election of such Proposed Nominee in accordance with Rule 14a-19 under the Exchange Act. In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, such Stockholder Notice must also contain all information required by Rule 14a-19(b) under the Exchange Act.
What is Householding?
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, service providers that deliver our communications to stockholders may deliver a single copy of our Annual Report on Form 10-K, Proxy Statement, or the Notice to multiple stockholders sharing the same address, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards. This householding procedure reduces our printing costs and postage fees.
We will deliver promptly upon written or oral request a separate copy of our Annual Report, Proxy Statement, or the Notice, as applicable, to a stockholder at a shared address to which a single copy of the documents was delivered. Please notify Continental Stock Transfer by phone at 917-262-2373 or by email at proxy@continentalstock.com to receive a separate copy of our Annual Report, Proxy Statement, or the Notice.
If you are eligible for householding, but you and other stockholders with whom you share an address currently receive multiple copies of our annual reports, proxy statements and/or notices, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of our Annual Report, Proxy Statement, or the Notice for your household, please contact Continental Stock Transfer at the address or phone number provided above.
How are Proxies Solicited and What is the Cost?
Our Board is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing, and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks, and other agents to forward to the beneficial owners of the shares held of record by such brokers, banks or other agents. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.
How Can I Obtain the Results of Voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting. If final voting results are not available to us within four business days following the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will file an additional Current Report on Form 8-K to publish the final voting results within four business days of such final voting results being made available to us.
How Can I View or Request Copies of Corporate Documents and SEC Filings?
Our website contains our Corporate Governance Guidelines, board committee charters, Code of Conduct and our SEC filings. To view these documents, go to https://ir.solidpowerbattery.com and click on “Corporate Governance.” To view our SEC filings and Forms 3, 4 and 5 filed by our directors and executive officers, go to https://ir.solidpowerbattery.com and click on “SEC Filings.”
We will promptly deliver free of charge, upon request, a copy of the Corporate Governance Guidelines, committee charters and the Code of Conduct to any stockholder requesting a copy. Requests should be directed to our Secretary, c/o Solid Power, Inc., 486 S. Pierce Ave., Suite E, Louisville, CO 80027.
What is Our Mailing Address?
Our mailing address is 486 S. Pierce Avenue, Suite E, Louisville, CO 80027.

Notice of 2023 Annual Meeting and Proxy Statement	51

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICKEASYIMMEDIATE - 24 Hours a Day, 7 Days a Week or by MailSOLID POWER, INC. Your Internet vote authorizes the named proxiesto vote your shares in the same manner as if youmarked, signed and returned your proxy card.Votes submitted electronically over the Internet orby mail must be received by 11:59 p.m., MountainTime, on May 23, 2023. INTERNET –www.cstproxyvote.comUse the Internet to vote your proxy. Have yourproxy card available when you access theabove website. Follow the prompts to voteyour shares. Vote at the Meeting –If you plan to attend the virtual online annualmeeting, you will need your 12 digit controlnumber to vote electronically at the annualmeeting. To attend the annual meeting, visit:https://www.cstproxy.com/solidpower/2023 MAIL – Mark, sign and date your proxy cardand return it in the postage-paid envelopeprovided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDEDPROXY Please markyour voteslike this THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2, AND A VOTE FOR A FREQUENCY OF EVERY ONE YEAR FOR PROPOSAL 3.1. Election of three Class II Directors (1) Steven Goldberg(2) Aleksandra Miziolek(3) MaryAnn Wright 2. Ratification of the selection of Ernst & Young LLP as Solid Power, Inc.’s independent registeredpublic accounting firm for the fiscal year endingDecember 31, 2023.FOR AGAINSTABSTAIN 3. Non-binding advisory vote to approve thefrequency of the advisory vote onexecutive compensation. ONEYEAR TWOYEARS THREEYEARS ABSTAIN Mark here to vote FOR all nominees.Mark here to WITHHOLD to vote from all nominees. Mark here to vote FOR ALL EXCEPT towithhold a vote from one or more nominees,mark the box to the left and correspondingnumbered box(es) to the right.(1) (2)(3)CONTROL NUMBER Signature_________________________________ Signature, if held jointly_________________________________ Date___________2023.Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materialsfor the Annual Meeting of Stockholders To view the 2023 Proxy Statement, 2022 Annual Report and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/solidpower/2023 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXYTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SOLID POWER, INC. The undersigned appoints David Jansen and James Liebscher, and each of them, as proxies,each with the power to appoint his substitute, and authorizes each of them to represent and to vote, asdesignated on the reverse hereof, all of the shares of common stock of Solid Power, Inc. held of recordby the undersigned at the close of business on March 27, 2023 at the Annual Meeting of Stockholders ofSolid Power, Inc. to be held on May 24, 2023, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE CLASS IINOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSAL 2, AND A VOTE FOR A FREQUENCY OF EVERY ONE YEAR FOR PROPOSAL 3, AND IN ACCORDANCE WITH THEJUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY
PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OFTHE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed on reverse side)